AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2004

                                                              File No. 033-91476
                                                              File No. 811-09032

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933          /X/
                        POST-EFFECTIVE AMENDMENT NO. 15
                                      and
                      REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940      /X/
                              AMENDMENT NO. 16

                           STI CLASSIC VARIABLE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         c/o The CT Corporation System
                               101 Federal Street
                          Boston, Massachusetts 02110
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (610) 676-1000

                                 JAMES F. VOLK
                          C/O SEI INVESTMENTS COMPANY
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                    (Name and Address of Agent for Service)

                                   Copies to:

RICHARD W. GRANT, ESQ.                              W. JOHN MCGUIRE, ESQ.
MORGAN, LEWIS & BOCKIUS LLP                         MORGAN, LEWIS & BOCKIUS LLP
ONE OXFORD CENTRE                                   1111 PENNSYLVANIA AVENUE, NW
PITTSBURGH, PA  15219-6401                          WASHINGTON, DC 20004

It is proposed that this filing will become effective (check appropriate box):

                       [ ] Immediately  upon filing pursuant to paragraph (b)
                       [X] On May 1, 2004 pursuant to paragraph (b)
                       [ ] 60 days after filing pursuant to paragraph (a)(1)
                       [ ] On [date] pursuant to paragraph (a)(1)
                       [ ] 75 days after filing pursuant to paragraph (a)(2)
                       [ ] On [date] pursuant to paragraph (a) of Rule 485

                                  PROSPECTUS

                           STI CLASSIC VARIABLE TRUST


                            CAPITAL APPRECIATION FUND
                             GROWTH AND INCOME FUND
                            INTERNATIONAL EQUITY FUND
                           INVESTMENT GRADE BOND FUND
                               MID-CAP EQUITY FUND
                           SMALL CAP VALUE EQUITY FUND
                             VALUE INCOME STOCK FUND




                                   MAY 1, 2004



                        INVESTMENT ADVISER TO THE FUNDS:
                 TRUSCO CAPITAL MANAGEMENT, INC. (THE "ADVISER")


                    [STI CLASSIC VARIABLE TRUST LOGO OMITTED]

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      [This page left intentionally blank]

PROSPECTUS

---------------------
ABOUT THIS PROSPECTUS
---------------------



The STI Classic Variable Trust is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. The Funds are available to the public only through the purchase of certain variable annuity and variable life insurance contracts (Contracts) issued by various life insurance companies. This prospectus gives you important information about the Capital Appreciation Fund, Growth and Income Fund, International Equity Fund, Investment Grade Bond Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund and Value Income Stock Fund (Funds) that you should know before investing. Please read this prospectus in conjunction with your Contract prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


 2 CAPITAL APPRECIATION FUND

 4 GROWTH AND INCOME FUND

 7 INTERNATIONAL EQUITY FUND

10 INVESTMENT GRADE BOND FUND

13 MID-CAP EQUITY FUND

16 SMALL CAP VALUE EQUITY FUND

18 VALUE INCOME STOCK FUND

20 MORE INFORMATION ABOUT RISK

21 MORE INFORMATION ABOUT FUND INVESTMENTS

22 INVESTMENT ADVISER

22 PORTFOLIO MANAGERS

23 PURCHASING AND SELLING FUND SHARES

24 DIVIDENDS AND DISTRIBUTIONS

24 TAXES

25 FINANCIAL HIGHLIGHTS

BACK   HOW TO OBTAIN MORE INFORMATION ABOUT THE
COVER  STI CLASSIC VARIABLE TRUST



--------------------------------------------------------------------------------
[suitcase graphic omitted]            FUND SUMMARY

[telescope graphic omitted]           INVESTMENT STRATEGY

[life preserver graphic omitted]      WHAT ARE THE PRINCIPAL RISKS OF INVESTING?

[bullseye graphic omitted]            PERFORMANCE INFORMATION

[index chart graphic omitted]         WHAT IS AN INDEX?

[coins graphic omitted]               FUND EXPENSES

[magnifier graphic omitted]           INVESTMENT ADVISER

[handshake graphic omitted]           HOW TO PURCHASE FUND SHARES
--------------------------------------------------------------------------------

MAY 1, 2004

                      [This page left intentionally blank]

                                                                    PROSPECTUS 1

--------------------------------------------------------------------------------
                                     RISK/RETURN INFORMATION COMMON TO THE FUNDS
--------------------------------------------------------------------------------


Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Still, investing in each Fund involves risk, and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT, AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.


The value of your investment in a Fund is based on the market prices of the securities a Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2 PROSPECTUS

--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


[suitcase graphic omitted] FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation
---------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks
---------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
---------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies with above average growth potential
---------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want the value of their investment to grow, but do not need to receive income on their investment
---------------------------------------------------------------------------------------------------------------------

[telescope graphic omitted] INVESTMENT STRATEGY


The Capital Appreciation Fund invests primarily in U.S. common stocks and other equity securities that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows, and earnings trends. In selecting investments for the Fund, the Adviser chooses companies that it believes have above average growth potential. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various equity market sectors. The Adviser's strategy focuses primarily on large-cap stocks but will also utilize mid-cap stocks. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs. In addition, in order to better effect its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

[lifesaver graphic omitted] WHAT ARE THE PRINCIPAL RISKS
                            OF INVESTING IN THIS FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


For information about the risks involved when investing in derivatives, see "More Information About Risk."


[bullseye graphic omitted] PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

[bar chart omitted]
[Plot points are as follows:

1996        23.75%
1997        36.54%
1998        28.97%
1999         8.73%
2000         3.07%
2001        -5.34%
2002       -21.89%
2003        18.45%

            BEST QUARTER              WORST QUARTER
               22.64%                    -14.76%
             (12/31/98)                (09/30/01)

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
                                                       CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003, TO THOSE OF THE S&P 500(R) INDEX.

                                                     SINCE
                              1 YEAR    5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
   FUND                       18.45%     -0.37%     10.56%
--------------------------------------------------------------------------------
S&P 500(R) INDEX
   (REFLECTS NO
   DEDUCTION FOR FEES,
   EXPENSES OR TAXES)         28.69%     -0.57%      9.86%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS OCTOBER 2, 1995. INDEX RETURNS PROVIDED FROM SEPTEMBER 30, 1995.


--------------------------------------------------------------------------------
[index chart graphic omitted] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.


[coins graphic omitted]
FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees                                               1.15%
Other Expenses                                                         0.35%
                                                                       -----
Total Annual Fund Operating Expenses                                   1.50%*
--------------------------------------------------------------------------------
* THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S NET TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

                       Capital Appreciation Fund -- 1.15%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $117            $440            $785         $1,761


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

4 PROSPECTUS

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[suitcase graphic omitted]
FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                   Long-term capital appreciation
  SECONDARY                                 Current income
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Equity securities
--------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify securities of companies with market capitalizations of at least $1.5 billion with attractive valuation and/or above average earnings potential relative either to their sectors or the market as a whole
--------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who are looking for capital appreciation potential and some income with less volatility than the equity market as a whole
--------------------------------------------------------------------------------------------------------------------------

[telescope graphic omitted] INVESTMENT STRATEGY


The Growth and Income Fund invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts
(ADRs) of foreign companies, all with market capitalizations of at least $1.5 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Adviser to capture market opportunities. The Adviser uses a quantitative screening process to identify companies with attractive fundamental profiles. The portfolio management team selects stocks of companies with strong financial quality and above average earnings potential to secure the best relative values in each economic sector. In addition, in order to better effect its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

[lifesave graphic omitted] WHAT ARE THE PRINCIPAL RISKS
                           OF INVESTING IN THIS FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.


For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                                    PROSPECTUS 5

--------------------------------------------------------------------------------
                                                          GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[bullseye graphic omitted] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.


[bar chart omitted]
[Plot points are as follows:

2000         9.32%
2001        -5.57%
2002       -20.59%
2003        26.49%

            BEST QUARTER              WORST QUARTER
               14.73%                    -18.63%
             (06/30/03)                (09/30/02)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003, TO THOSE OF THE S&P 500(R)/BARRA VALUE INDEX.

                                  1 YEAR     SINCE INCEPTION*
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND            26.49%           0.91%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA VALUE INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                31.79%          -0.58%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS DECEMBER 30, 1999. INDEX RETURNS PROVIDED FROM DECEMBER 31, 1999.


--------------------------------------------------------------------------------
[index chart graphic omitted] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index comprised of securities in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

6 PROSPECTUS

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[coins graphic omitted]
FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees                                               0.90%
Other Expenses                                                         1.30%
                                                                       -----
Total Annual Fund Operating Expenses                                   2.20%
Fee Waivers and Expense Reimbursements                                (1.00)%
                                                                      -------
Net Expenses*                                                          1.20%*
--------------------------------------------------------------------------------
* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES UNTIL MAY 1, 2005 IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.20%.


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $122            $592           $1,088         $2,456


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                    PROSPECTUS 7

--------------------------------------------------------------------------------
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[suitcase graphic omitted]
FUND SUMMARY

INVESTMENT GOAL                             Long-term capital appreciation
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Foreign common stocks
-------------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      High
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies with good fundamentals or a history of consistent growth
-------------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want an increase in the value of their investment without regard to income, are willing to accept the increased risks of international investing for the possibility of higher returns, and want exposure to a diversified portfolio of international stocks
-------------------------------------------------------------------------------------------------------------------------------

[telescope graphic omitted] INVESTMENT STRATEGY


The International Equity Fund invests at least 80% of its net assets in common stocks and other equity securities of foreign companies. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Adviser's "bottom-up" approach to stock selection focuses on individual stocks and fundamental characteristics of companies. The Adviser's goal is to find companies with top management, quality products and sound financial positions, or a history of consistent growth in cash flows, sales, operating profits, returns on equity and returns on invested capital. In selecting investments for the Fund, the Adviser diversifies the Fund's investments among at least three foreign countries. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs. In addition, in order to better effect its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

[lifesaver graphic omitted] WHAT ARE THE PRINCIPAL RISKS
                            OF INVESTING IN THIS FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


For information about the risks involved when investing in derivatives, see "More Information About Risk."

8 PROSPECTUS

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[bullseye graphic omitted] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES, OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

[bar chart omitted]
[Plot points are as follows:

1997        16.84%
1998        10.80%
1999         8.81%
2000        -3.43%
2001       -17.40%
2002       -18.58%
2003        37.31%

            BEST QUARTER              WORST QUARTER
               18.84%                    -20.89%
             (06/30/03)                (09/30/02)



THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003, TO THOSE OF THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST (MSCI(R) EAFE(R)) INDEX.

                                                     SINCE
                               1 YEAR    5 YEARS  INCEPTION*
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND      37.31%   -0.60%      3.49%
--------------------------------------------------------------------------------
MSCI(R) EAFE(R) INDEX (REFLECTS
   NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)          38.59%   -0.05%      3.16%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS NOVEMBER 7, 1996. INDEX RETURNS PROVIDED FROM OCTOBER 31, 1996.

--------------------------------------------------------------------------------
[index chart graphic omitted] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI(R) EAFE(R) Index is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 international and developed countries.

                                                                    PROSPECTUS 9

--------------------------------------------------------------------------------
                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[coins graphic omitted] FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees                                               1.25%
Other Expenses                                                         2.66%
                                                                       -----
Total Annual Fund Operating Expenses                                   3.91%*
--------------------------------------------------------------------------------
* THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S NET TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

                       International Equity Fund -- 1.60%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $163            $980           $1,815        $3,985


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

10 PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

[SUITCASE GRAPHIC OMITTED]
FUND SUMMARY

INVESTMENT GOAL                             High total return through current income and capital appreciation, while preserving the principal amount invested
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            Investment grade U.S. government and corporate debt securities
-----------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify relatively inexpensive securities in a selected market index
-----------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want to receive income from their investment, as well as an increase in the value of the investment
-----------------------------------------------------------------------------------------------------------------------------

[telescope graphic omitted] INVESTMENT STRATEGY


The Investment Grade Bond Fund invests at least 80% of its net assets in investment grade fixed income securities. The Adviser focuses on corporate debt securities, U.S. Treasury obligations, and mortgage-backed securities. In selecting investments for the Fund, the Adviser tries to minimize risk while attempting to outperform selected market indices. Currently, the Adviser's selected index is the Lehman Brothers U.S. Government/Credit Index, a widely-recognized, unmanaged index of investment grade government and corporate debt securities. The Adviser seeks to invest more in portions of the Index that seem relatively inexpensive, and less in those that seem expensive. The Adviser allocates the Fund's investments among various market sectors based on the Adviser's analysis of historical data, yield information and credit ratings. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs. In addition, in order to better effect its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

[lifesaver graphic omitted] WHAT ARE THE PRINCIPAL RISKS
                            OF INVESTING IN THIS FUND?


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                                   PROSPECTUS 11

--------------------------------------------------------------------------------
                                                      INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

[bullseye graphic omitted] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.


[bar chart omitted]
[Plot points are as follows:

1996         2.29%
1997         8.84%
1998         9.38%
1999        -1.67%
2000         6.32%
2001         9.20%
2002         7.40%
2003         3.51%

            BEST QUARTER              WORST QUARTER
                5.32%                    -2.02%
             (09/30/98)                (03/31/96)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003, TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX, LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS OBJECTIVE.

                                                     SINCE
                              1 YEAR    5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
INVESTMENT GRADE
   BOND FUND                  3.51%      4.88%      5.89%
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
   GOVERNMENT/CREDIT
   INDEX (REFLECTS NO
   DEDUCTION FOR FEES,
   EXPENSES OR TAXES)         4.68%      6.65%      7.28%
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
   AGGREGATE BOND INDEX
   (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES
   OR TAXES)                  4.11%      6.62%      7.20%
--------------------------------------------------------------------------------
LIPPER INTERMEDIATE
   INVESTMENT-GRADE
   DEBT FUNDS AVERAGE
   (REFLECTS NO DEDUCTION
   FOR TAXES)                 4.55%      5.82%      6.17%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS OCTOBER 2, 1995. INDEX RETURNS PROVIDED FROM SEPTEMBER 30, 1995.

--------------------------------------------------------------------------------
[index chart graphic omitted] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized composite made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index which include U.S. government, Treasury, and agency securities, as well as high grade corporate bonds. The Lehman Brothers U.S. Aggregate Bond Index is a widely-recognized index of securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment-Grade Debt Funds Objective is a widely-recognized, equally weighted average that invests primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. The number of funds in the Objective varies.

12 PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------

[coins graphic omitted] FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees                                               0.74%
Other Expenses                                                         0.51%
                                                                       -----
Total Annual Fund Operating Expenses                                   1.25%*
--------------------------------------------------------------------------------
* THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S NET TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

                       Investment Grade Bond Fund -- 0.75%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 YEAR         3 YEARS         5 YEARS       10 YEARS
    $77            $347            $638         $1,467


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                                   PROSPECTUS 13

--------------------------------------------------------------------------------
                                                             MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

[suitcase graphic omitted]
FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation
------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. mid-cap common stocks
------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate to high
------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify companies with above average growth potential at an attractive price
------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns
------------------------------------------------------------------------------------------------------------------------

[telescope graphic omitted] INVESTMENT STRATEGY

The Mid-Cap Equity Fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies that have small- to mid-sized capitalizations (i.e., companies with market capitalizations of $500 million to $10 billion or companies in the Russell Midcap(R) Index). In selecting investments for the Fund, the Adviser chooses companies that, in its opinion, offer above average stock price appreciation relative to other companies in the same economic sector. The Adviser utilizes proprietary, sector based models to rank stocks in each sector of the small- and mid-cap markets. These models utilize fundamental stock characteristics such as growth rates and cash flows. The Adviser utilizes fundamental research in the creation, maintenance, and enhancement of the sector based models to reflect change in the underlying small- and mid-cap markets.


Risk management is utilized extensively and a critical component of the overall investment process. The strategy is diversified with 100 to 140 stocks in the portfolio. Each stock is generally limited to no more than two percent of the portfolio. The portfolio is managed to reduce tracking error and overall volatility to the benchmark. In addition, in order to better effect its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

[lifesaver graphic omitted] WHAT ARE THE PRINCIPAL RISKS
                            OF INVESTING IN THIS FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-cap common stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-cap sized capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


For information about the risks involved when investing in derivatives, see "More Information About Risk."

14 PROSPECTUS

--------------------------------------------------------------------------------
MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

[bullseye graphic omitted] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.


[bar chart omitted]
[Plot points are as follows:

1996        16.05%
1997        22.23%
1998         7.16%
1999        14.00%
2000        -2.93%
2001         2.72%
2002       -28.45%
2003        29.72%

            BEST QUARTER              WORST QUARTER
               24.40%                    -19.81%
             (12/31/98)                (09/30/01)

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003, TO THOSE OF THE RUSSELL MIDCAP(R) INDEX. PREVIOUSLY, THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P MID CAP 400(R) INDEX, BUT THE ADVISER BELIEVES THAT THE RUSSELL MIDCAP(R) INDEX BETTER REPRESENTS THE FUND'S INVESTMENT STRATEGY.

                                                     SINCE
                              1 YEAR    5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
MID-CAP EQUITY FUND         -29.72%      1.08%      6.30%
--------------------------------------------------------------------------------
RUSSELL MIDCAP(R)
   INDEX (REFLECTS NO
   DEDUCTION FOR FEES,
   EXPENSES OR TAXES)        40.06%      7.23%     11.60%
--------------------------------------------------------------------------------
S&P MID CAP 400(R)
   INDEX (REFLECTS NO
   DEDUCTION FOR FEES,
   EXPENSES OR TAXES)        35.62%      9.21%     14.05%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS OCTOBER 2, 1995. INDEX RETURNS PROVIDED FROM SEPTEMBER 30, 1995.


--------------------------------------------------------------------------------
[index chart graphic omitted] WHAT IS AN INDEX?
--------------------------------------------------------------------------------

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap(R) Index is a widely-recognized index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index is a widely-recognized, comprehensive large-cap index measuring the largest 1,000 U.S. incorporated companies. Each security in the the Russell 1000(R) Index is flat-adjusted, market capitalization-weighted to ensure investable positions. The S&P Mid Cap 400(R) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid-cap stocks chosen for market size, liquidity, and industry group representation.

                                                                   PROSPECTUS 15

--------------------------------------------------------------------------------
                                                             MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees                                               1.15%
Other Expenses                                                         0.69%
                                                                       -----
Total Annual Fund Operating Expenses                                   1.84%*
--------------------------------------------------------------------------------
* THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S NET TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

                          Mid-Cap Equity Fund -- 1.15%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $117            $512            $931          $2,102


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

16 PROSPECTUS

--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

[suitcase graphic omitted]
FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                   Capital appreciation
  SECONDARY                                 Current income
------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. small cap equity securities
------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify undervalued small cap securities
------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who primarily want the value of their investment to grow, but want to receive some income from their investment
------------------------------------------------------------------------------------------------------------------------

[telescope graphic omitted] INVESTMENT STRATEGY


The Small Cap Value Equity Fund invests at least 80% of its net assets in equity securities of small-sized U.S. companies (i.e., companies with market capitalizations under $2 billion). In selecting investments for the Fund, the Adviser chooses companies that it believes are undervalued in the market relative to the industry sector and the company's own valuation history. The Adviser evaluates potential catalysts that may increase a stock's value to such an extent that the stock no longer meets the Fund's investment criteria. Additionally, all common stocks purchased for the Fund are required to pay a cash dividend. In addition, in order to better effect its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

[lifesaver graphic omitted] WHAT ARE THE PRINCIPAL RISKS
                            OF INVESTING IN THIS FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small capitalization equity securities may underperform other segments of the equity market or the equity market as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


For information about the risks involved when investing in derivatives, see "More Information About Risk."

[bullseye graphic omitted] PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

[bar chart omitted]
[Plot points are as follows:

1998       -12.18%
1999        -4.78%
2000        16.37%
2001        21.48%
2002        -1.20%
2003        38.44%

            BEST QUARTER              WORST QUARTER
               19.34%                    -20.97%
             (06/30/99)                (09/30/98)

                                                                   PROSPECTUS 17

--------------------------------------------------------------------------------
                                                     SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003, TO THOSE OF THE RUSSELL 2000(R) VALUE INDEX.

                                                    SINCE
                              1 YEAR    5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
SMALL CAP VALUE
   EQUITY FUND               38.44%     12.98%     7.71%
--------------------------------------------------------------------------------
RUSSELL 2000(R) VALUE
   INDEX (REFLECTS NO
   DEDUCTION FOR FEES,
   EXPENSES OR TAXES)        46.03%     12.28%     9.45%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS OCTOBER 21, 1997. INDEX RETURNS PROVIDED FROM OCTOBER 31, 1997.

--------------------------------------------------------------------------------
[index chart graphic omitted] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000(R) Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 2000(R) Index with lower growth rates and price-to-book ratios. The Russell 2000(R) Index is a widely-recognized, capitalization-weighted index that consists of a subset of the 3,000 largest U.S. companies.


[COINS GRAPHIC OMITTED] FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees                                               1.15%
Other Expenses                                                         0.64%
                                                                       -----
Total Annual Fund Operating Expenses                                   1.79%*
--------------------------------------------------------------------------------
* THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S NET TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

                      Small Cap Value Equity Fund -- 1.20%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $122            $506            $915          $2,057


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

18 PROSPECTUS

--------------------------------------------------------------------------------
VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

[suitcase graphic omitted]
FUND SUMMARY

INVESTMENT GOALS
  PRIMARY                                   Current income
  SECONDARY                                 Capital appreciation
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT FOCUS                            U.S. common stocks
---------------------------------------------------------------------------------------------------------------------------
SHARE PRICE VOLATILITY                      Moderate
---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY               Attempts to identify high dividend-paying, undervalued stocks
---------------------------------------------------------------------------------------------------------------------------
INVESTOR PROFILE                            Investors who are looking for current income and capital appreciation with less volatility than the average stock fund
---------------------------------------------------------------------------------------------------------------------------

[telescope graphic omitted] INVESTMENT STRATEGY


The Value Income Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. In selecting investments for the Fund, the Adviser primarily chooses U.S. companies that have a market capitalization of at least $2 billion and that have a history of paying regular dividends. The Adviser focuses on dividend-paying stocks that trade below their historical value. The Adviser's "bottom-up" approach to stock selection emphasizes individual stocks over economic trends. In addition, in order to better effect its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

[lifesaver graphic omitted] WHAT ARE THE PRINCIPAL RISKS
                            OF INVESTING IN THIS FUND?


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


For information about the risks involved when investing in derivatives, see "More Information About Risk."


[bullseye graphic omitted] PERFORMANCE INFORMATION


The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S SHARES FROM YEAR TO YEAR. THE BAR CHART DOES NOT REFLECT THE IMPACT OF ANY CONTRACT EXPENSES, FEES OR CHARGES. IF THESE CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

[bar chart omitted]
[Plot points are as follows:

1996        18.64%
1997        26.82%
1998         9.69%
1999        -3.00%
2000        10.43%
2001        -1.14%
2002       -16.98%
2003        23.12%

            BEST QUARTER              WORST QUARTER
               14.80%                    -21.20%
             (06/30/03)                (09/30/02)

                                                                   PROSPECTUS 19

--------------------------------------------------------------------------------
                                                         VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003, TO THOSE OF THE S&P 500(R)/BARRA VALUE INDEX.

                                                     SINCE
                              1 YEAR    5 YEARS   INCEPTION*
--------------------------------------------------------------------------------
VALUE INCOME STOCK
   FUND                      23.12%      1.60%     8.21%
--------------------------------------------------------------------------------
S&P 500(R)/BARRA VALUE
   INDEX (REFLECTS NO
   DEDUCTION FOR FEES,
   EXPENSES OR TAXES)        31.79%      1.95%     9.61%
--------------------------------------------------------------------------------
* THE FUND'S INCEPTION DATE IS OCTOBER 2, 1995. INDEX RETURNS PROVIDED FROM SEPTEMBER 30, 1995.


--------------------------------------------------------------------------------
[index chart graphic omitted] WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500(R)/BARRA Value Index is a widely-recognized index comprised of securities in the S&P 500(R) Index that have lower price-to-book ratios. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.


[coins graphic omitted] FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES. THIS TABLE DOES NOT, HOWEVER, INCLUDE ANY SEPARATE ACCOUNT OR CONTRACT EXPENSES, FEES OR CHARGES.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

Investment Advisory Fees                                               0.80%
Other Expenses                                                         0.39%
                                                                       -----
Total Annual Fund Operating Expenses                                   1.19%*
--------------------------------------------------------------------------------
* THE FUND'S NET TOTAL ANNUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN ABOVE BECAUSE THE ADVISER WAIVED A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THIS FEE WAIVER REMAINS IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THIS FEE WAIVER AT ANY TIME. WITH THIS FEE WAIVER, THE FUND'S NET TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

                        Value Income Stock Fund -- 0.95%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


   1 YEAR         3 YEARS         5 YEARS       10 YEARS
   $97             $354            $631          $1,422


--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------
Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. In addition, the Fund may enter into arrangements with broker-dealers who have agreed to pay certain Fund expenses in return for executing Fund transactions through that broker-dealer. For more information about these fees, see "Investment Adviser."

20 PROSPECTUS

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

[life preserver graphic omitted] MORE INFORMATION
                                 ABOUT RISK


DERIVATIVES RISK

ALL FUNDS

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

   o The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.
   o A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.
   o There may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of derivatives.
   o There may not be a liquid secondary market for derivatives.
   o Trading restrictions or limitations may be imposed by an exchange.
   o Government regulations may restrict trading in derivatives.
   o The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


EQUITY RISK

CAPITAL APPRECIATION FUND
GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
MID-CAP EQUITY FUND
SMALL CAP VALUE EQUITY FUND
VALUE INCOME STOCK FUND

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


EXCHANGE TRADED FUND RISK

ALL FUNDS

Each Fund may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF

                                                                   PROSPECTUS 21

--------------------------------------------------------------------------------
                                         MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.


FIXED INCOME RISK

INVESTMENT GRADE BOND FUND

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITY RISK

GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.


The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. The Small Cap Value Equity Fund may also invest in investment grade fixed income securities and mid- to large-cap common stocks that would not ordinarily be consistent with the Fund's objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

22 PROSPECTUS

--------------------------------------------------------------------------------
INVESTMENT ADVISER AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

[magnifier graphic omitted] INVESTMENT ADVISER


Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the Funds. As of December 31, 2003, Trusco had approximately $50.2 billion in assets under management. For the fiscal period ended December 31, 2003, the Adviser received advisory fees of:

   CAPITAL APPRECIATION FUND                 1.54%
   GROWTH AND INCOME FUND                    0.90%
   INTERNATIONAL EQUITY FUND                 1.25%
   INVESTMENT GRADE BOND FUND                0.74%
   MID-CAP EQUITY FUND                       1.15%
   SMALL CAP VALUE EQUITY FUND               1.15%
   VALUE INCOME STOCK FUND                   0.80%

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Adviser may compensate, from its own assets, insurance companies for providing administrative services in connection with the Funds offered under their Contracts.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940, that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Adviser's Proxy Voting Policies and Procedures may be obtained by calling at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

PORTFOLIO MANAGERS

Each of the Funds is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager.

Mr. Brett Barner, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI Capital Management, N.A. (STI) since 1994. He has managed the SMALL CAP VALUE EQUITY FUND since it began operating in October 1997. He has more than 19 years of investment experience.

Mr. Chad Deakins, CFA, has served as Vice President of Trusco since May 1996. He has managed the INTERNATIONAL EQUITY FUND since May 2000. He has also co-managed the MID-CAP EQUITY FUND since February 2003. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 10 years of investment experience.

Mr. L. Earl Denney, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI since 1983. Mr. Denney has co-managed the INVESTMENT GRADE BOND FUND since it began operating in October 1995. He has more than 27 years of investment experience.

Mr. Charles B. Leonard, CFA, FLMI, has served as Managing Director of Trusco since July 2000, after serving as Senior Vice President since joining Trusco in 1986. Mr. Leonard has also served as Co-Head of Fixed Income Strategy at Trusco since May 2002. He has co-managed the INVESTMENT GRADE BOND FUND since May 2003. He has more than 34 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Managing Director of Trusco since July 2000, after serving as Senior Vice President of Trusco since January 1999 and Senior Vice President and Director of Equity Management for Crestar Asset Management Company from 1992 until July 2000. Mr. Markunas has managed the GROWTH AND INCOME FUND since it began operating in December 1999. He has more than 20 years of investment experience.

                                                                   PROSPECTUS 23

--------------------------------------------------------------------------------
                                              PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

Mr. Robert J. Rhodes, CFA, joined Trusco in 1973. Mr. Rhodes has served as Executive Vice President and head of the equity funds group at Trusco since February 2000, after serving as Director of Research at Trusco from 1980 to 2000. He has managed the CAPITAL APPRECIATION FUND since June 2000. He has more than 31 years of investment experience.

Mr. Mills Riddick, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI since 1994. He has managed the VALUE INCOME STOCK FUND since October 1995. He has more than 22 years of investment experience.

Mr. Kevin Shea, CFA, has served as a Vice President and Portfolio Manager since joining Trusco in February 2003. He has co-managed the MID-CAP EQUITY FUND since February 2003. Prior to joining Trusco, Mr. Shea founded D.A. Capital Management in May 2001 and worked at Invesco Capital Management, Inc. from September 1999 to April 2001 where he managed mid-cap products. From 1995 to August 1999, Mr. Shea worked at John Hancock Funds. He has more than 8 years of investment experience.


[handshake graphic omitted] PURCHASING AND SELLING
                            FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Funds.

HOW TO PURCHASE FUND SHARES


Generally, you may not purchase Fund shares directly. Rather, Fund shares are sold to insurance companies for their separate accounts. Separate accounts are used by insurance companies to fund variable annuity and variable life insurance contracts. As a result, you, as a customer of an insurance company, may allocate value under a Contract to the Funds. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, repayments and benefit payments to the terms of the Contract at the Fund's net asset value per share calculated as of that same day. Please refer to the Contract prospectus for information on how to make investments and redemptions.


WHEN CAN YOU PURCHASE SHARES?


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV your insurance company must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUNDS CALCULATE NAV

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that the market price is unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

24 PROSPECTUS

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES


You may sell or redeem your shares on any Business Day by contacting your insurance company. All redemption requests will be processed and payments will be made within seven days after tender. Your insurance company will give you information about how to sell your shares. The sale price of each share will be the next NAV determined after the insurance company receives your request. Your insurance company or retirement plan sponsor may have different cut-off times for determining NAV. Please refer to the Contract prospectus for information on how to make investments and redemptions.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

SHORT-TERM TRADING

The Funds are not intended as a vehicle for short-term trading. Short-term trading activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit short-term trading activity and in other circumstances where it is in the best interests of a Fund, the Funds reserve the right to limit the amount or number of trades or reject, restrict, or refuse purchases if a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively.


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

QUARTERLY
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
GROWTH AND INCOME FUND
MID-CAP EQUITY FUND
SMALL CAP VALUE EQUITY FUND
VALUE INCOME STOCK FUND

ANNUALLY
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

The Investment Grade Bond Fund declares dividends daily and pays dividends monthly.

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution. Dividends are paid in the form of additional shares.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their insurance company shareholders. This summary is based on current tax laws, which may change. For more information about the tax consequences of an investment in an insurance contract, see the attached Contract prospectus.

The Funds expect that they will not have to pay income taxes if they distribute all of their income and gains. Net income and realized capital gains that the Funds distribute are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the Contract prospectus.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                   PROSPECTUS 25

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended December 31, 2002 and 2003 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by a predecessor independent accounting firm, which has ceased operations. The Reports of Independent Auditors for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The December 31, 2003 Annual Report is available upon request and without charge by calling 1-800-428-6970. The December 31, 2003 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Years or Periods Ended December 31,
For a Share Outstanding Throughout Each Year or Period




                                                          NET REALIZED
                        NET ASSET         NET                  AND
                          VALUE,       INVESTMENT          UNREALIZED          TOTAL
                        BEGINNING        INCOME          GAINS (LOSSES)        FROM
                        OF PERIOD        (LOSS)          ON INVESTMENTS      OPERATIONS
                        ---------      ----------        --------------      ----------
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
2003...................  $13.01          $(0.03)*             $2.43*           $2.40
2002...................   17.48           (0.07)              (3.74)           (3.81)
2001...................   20.02           (0.05)              (1.27)           (1.32)
2000...................   20.27            0.03                0.65             0.68
1999...................   20.04            0.04                1.65             1.69
----------------------
GROWTH AND INCOME FUND
----------------------
2003...................   $8.05           $0.08*              $2.04*           $2.12
2002...................   10.21            0.06               (2.16)           (2.10)
2001...................   10.86            0.04               (0.65)           (0.61)
2000...................   10.00            0.07                0.86             0.93
1999(1)................   10.00              --                  --               --
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
2003...................   $6.92           $0.07*              $2.50*           $2.57
2002...................   $8.55            0.02               (1.61)           (1.59)
2001...................   10.36              --               (1.80)           (1.80)
2000...................   13.93            0.08               (0.58)           (0.50)
1999...................   13.05            0.03                1.11             1.14
--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
2003...................  $10.29           $0.34*              $0.02*           $0.36
2002...................   10.05            0.44                0.28             0.72
2001...................    9.69            0.52                0.36             0.88
2000...................    9.73            0.62               (0.04)            0.58
1999...................   10.58            0.56               (0.73)           (0.17)
-------------------
MID-CAP EQUITY FUND
-------------------
2003...................   $7.93           $0.05*              $2.30*           $2.35
2002...................   11.09           (0.04)              (3.11)           (3.15)
2001...................   13.30           --                  (0.19)           (0.19)
2000...................   15.20           (0.04)              (0.13)           (0.17)
1999...................   13.56           (0.03)               1.90             1.87
---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
2003...................  $10.75           $0.07*              $4.05*           $4.12
2002...................   10.94            0.06               (0.19)           (0.13)
2001...................    9.12            0.12                1.82             1.94
2000...................    7.97            0.14                1.15             1.29
1999...................    8.48            0.10               (0.51)           (0.41)
-----------------------
VALUE INCOME STOCK FUND
-----------------------
2003...................  $10.39           $0.17*              $2.21*           $2.38
2002...................   12.70            0.16               (2.31)           (2.15)
2001...................   13.06            0.16               (0.32)           (0.16)
2000...................   13.23            0.26                0.98             1.24
1999...................   15.08            0.29               (0.63)           (0.34)




                        DIVIDENDS                             TOTAL
                        FROM NET      DISTRIBUTIONS         DIVIDENDS        NET ASSET
                       INVESTMENT     FROM REALIZED            AND           VALUE, END          TOTAL
                         INCOME       CAPITAL GAINS       DISTRIBUTIONS      OF PERIOD          RETURN+
                       ----------     -------------       -------------      ----------        --------
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
2003...................     $--             $--                 $--           $15.41             18.45%
2002...................      --           (0.66)              (0.66)           13.01            (21.89)
2001...................      --           (1.22)              (1.22)           17.48             (5.34)
2000...................   (0.03)          (0.90)              (0.93)           20.02              3.07
1999...................   (0.04)          (1.42)              (1.46)           20.27              8.73
----------------------
GROWTH AND INCOME FUND
----------------------
2003...................  $(0.07)            $--              $(0.07)          $10.10             26.49%
2002...................   (0.06)             --               (0.06)            8.05            (20.59)
2001...................   (0.04)             --               (0.04)           10.21             (5.57)
2000...................   (0.07)             --               (0.07)           10.86              9.32
1999(1)................      --              --                  --            10.00                --
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
2003...................  $(0.06)            $--              $(0.06)           $9.43             37.31%
2002...................      --           (0.04)              (0.04)            6.92            (18.58)**
2001...................      --           (0.01)              (0.01)            8.55            (17.40)
2000...................      --           (3.07)              (3.07)           10.36             (3.43)
1999...................   (0.07)          (0.19)              (0.26)           13.93              8.81
--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
2003...................  $(0.38)            $--              $(0.38)          $10.27              3.51%
2002...................   (0.48)             --               (0.48)           10.29              7.40
2001...................   (0.52)             --               (0.52)           10.05              9.20
2000...................   (0.62)             --               (0.62)            9.69              6.32
1999...................   (0.56)          (0.12)              (0.68)            9.73             (1.67)
-------------------
MID-CAP EQUITY FUND
-------------------
2003...................  $(0.05)            $--              $(0.05)          $10.23             29.72%
2002...................      --           (0.01)              (0.01)            7.93            (28.45)
2001...................      --           (2.02)              (2.02)           11.09              2.72
2000...................      --           (1.73)              (1.73)           13.30             (2.93)
1999...................      --           (0.23)              (0.23)           15.20             14.00
---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
2003...................  $(0.07)            $--              $(0.07)          $14.80             38.44%
2002...................   (0.06)             --               (0.06)           10.75             (1.20)
2001...................   (0.12)             --               (0.12)           10.94             21.48
2000...................   (0.14)             --               (0.14)            9.12             16.37
1999...................   (0.10)             --               (0.10)            7.97             (4.78)
-----------------------
VALUE INCOME STOCK FUND
-----------------------
2003...................  $(0.17)            $--              $(0.17)          $12.60             23.12%
2002...................   (0.16)***          --               (0.16)           10.39            (16.98)
2001...................   (0.20)             --               (0.20)           12.70             (1.14)
2000...................   (0.26)          (1.15)              (1.41)           13.06             10.43
1999...................   (0.29)          (1.22)              (1.51)           13.23             (3.00)




                                                            RATIO OF             RATIO OF
                                        RATIO OF               NET              EXPENSES TO
                                           NET              INVESTMENT          AVERAGE NET
                       NET ASSETS,     EXPENSES TO         INCOME (LOSS)     ASSETS (EXCLUDING     PORTFOLIO
                         END OF          AVERAGE            TO AVERAGE          WAIVERS AND        TURNOVER
                      PERIOD (000)      NET ASSETS          NET ASSETS        REIMBURSEMENTS)       RATE
                      ------------     -----------         -------------     -----------------     ---------
-------------------------
CAPITAL APPRECIATION FUND
-------------------------
2003...................  $59,367           1.15%              (0.21)%               1.50%              91%
2002...................   56,718           1.15               (0.41)                1.46               67
2001...................   86,499           1.15               (0.30)                1.44               88
2000...................  101,964           1.15                0.17                 1.38              105
1999...................  134,072           1.15                0.20                 1.36              168
----------------------
GROWTH AND INCOME FUND
----------------------
2003...................  $9,198            1.20%               0.92%                2.20%              22%
2002...................   4,354            1.20                0.68                 2.56               51
2001...................   4,278            1.20                0.47                 3.22               27
2000...................   1,784            1.20                0.69                 8.04               34
1999(1)................      10            1.20                  --                 1.20               --
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
2003...................  $6,920            1.60%               0.99%                3.91%              75%
2002...................   6,230            1.60                0.27                 2.59              115
2001...................   9,544            1.60                0.25                 2.32               92
2000...................  11,972            1.60                0.64                 2.08              126
1999...................  18,268            1.60                0.42                 1.99              207
--------------------------
INVESTMENT GRADE BOND FUND
--------------------------
2003................... $20,316            0.75%               3.66%                1.25%             147%
2002...................  23,126            0.75                4.33                 1.28              144
2001...................  19,559            0.75                5.15                 1.32              139
2000...................  16,890            0.75                6.54                 1.26              123
1999...................  21,733            0.75                5.56                 1.19              243
-------------------
MID-CAP EQUITY FUND
-------------------
2003................... $16,182            1.15%               0.60%                1.84%             182%
2002...................  13,962            1.15               (0.32)                1.72               90
2001...................  21,938            1.15                0.04                 1.66               93
2000...................  23,714            1.15               (0.18)                1.56              106
1999...................  30,744            1.15               (0.20)                1.50              122
---------------------------
SMALL CAP VALUE EQUITY FUND
---------------------------
2003................... $20,381            1.20%               0.56%                1.79%              27%
2002...................  15,286            1.20                0.55                 1.79               17
2001...................  13,775            1.20                1.05                 1.91               55
2000...................  10,513            1.20                1.69                 1.96               72
1999...................  11,047            1.20                1.23                 1.83               63
-----------------------
VALUE INCOME STOCK FUND
-----------------------
2003................... $45,484            0.95%               1.52%                1.19%              54%
2002...................  43,899            0.95                1.37                 1.13               50
2001...................  63,102            0.95                1.20                 1.12               73
2000...................  67,594            0.95                2.01                 1.06               72
1999................... 101,741            0.95                1.95                 0.96               80

+ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. RETURNS DO NOT REFLECT CHARGES UNDER YOUR CONTRACT; IF THOSE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER.
*    AMOUNTS CALCULATED USING AVERAGE SHARES METHOD.
** TOTAL RETURN WOULD HAVE BEEN (18.70)% WITHOUT PAYMENT BY AFFILIATE. DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE INTERNATIONAL EQUITY FUND WAS REIMBURSED BY THE ADVISER FOR LOSSES INCURRED OF $5,807 DUE TO THE SALE OF SHARES IN SEVERAL REGISTERED INVESTMENT COMPANIES WHICH WERE INADVERTENTLY PURCHASED IN EXCESS OF THE AMOUNT PERMITTED UNDER APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES.
***  INCLUDES RETURN OF CAPITAL OF $0.0049 PER SHARE.
(1) COMMENCED OPERATIONS ON DECEMBER 30, 1999. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

26 PROSPECTUS

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 27

--------------------------------------------------------------------------------
                                                                           NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO OBTAIN MORE INFORMATION
--------------------------------------------------------------------------------


STI CLASSIC VARIABLE TRUST


INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated May 1, 2004, includes detailed information about the STI Classic Variable Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:
Call 1-800-428-6970

BY MAIL:
Write to the Funds
c/o SEI Investments Distribution Co.
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain documents, and other information about the STI Classic Variable Trust, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The Fund's Investment Company Act registration number is 811-09032.

                       STATEMENT OF ADDITIONAL INFORMATION

                           STI CLASSIC VARIABLE TRUST

                                   MAY 1, 2004


                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of STI Classic Variable Trust (the "Trust") and should be read in conjunction with the Trust's prospectus dated May 1, 2004. This SAI relates to the following series of the Trust (each a "Fund" and collectively, the "Funds"):


                            CAPITAL APPRECIATION FUND
                             GROWTH AND INCOME FUND
                            INTERNATIONAL EQUITY FUND
                           INVESTMENT GRADE BOND FUND
                               MID-CAP EQUITY FUND
                           SMALL CAP VALUE EQUITY FUND
                             VALUE INCOME STOCK FUND

This SAI is incorporated by reference into the Trust's prospectus. Capitalized terms not defined herein are defined in the prospectus. A prospectus may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.


                                TABLE OF CONTENTS
                                                                           PAGE
THE TRUST.....................................................................2
ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS....................................2
DESCRIPTION OF PERMITTED INVESTMENTS..........................................3
INVESTMENT LIMITATIONS.......................................................12
THE ADVISER..................................................................13
THE ADMINISTRATOR............................................................15
THE DISTRIBUTOR..............................................................15
THE TRANSFER AGENT...........................................................16
THE CUSTODIAN................................................................16
INDEPENDENT AUDITORS.........................................................16
LEGAL COUNSEL................................................................16
TRUSTEES AND OFFICERS OF THE TRUST...........................................16
PURCHASE AND REDEMPTION OF SHARES............................................20
DETERMINATION OF NET ASSET VALUE.............................................21
TAXES .......................................................................21
FUND TRANSACTIONS............................................................23
DESCRIPTION OF SHARES........................................................26
SHAREHOLDER LIABILITY........................................................26
LIMITATION OF TRUSTEES' LIABILITY............................................26
CODES OF ETHICS..............................................................26
PROXY VOTING.................................................................27
5% AND 25% SHAREHOLDERS......................................................27
FINANCIAL STATEMENTS.........................................................28
APPENDIX A - DESCRIPTION OF RATINGS.........................................A-1
APPENDIX B - PROXY VOTING SUMMARIES.........................................B-1

THE TRUST

GENERAL. The Trust is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund currently offers Trust Class shares. Additional Funds and/or classes may be created from time to time. Each Fund pays its (I) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS

The Funds' respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission ("SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include any futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended December 31, 2003 and 2002, the portfolio turnover rate for each of the Funds was as follows:

---------------------------------------------- -------------------------------------------------------------------------------------
                                                                                 PORTFOLIO TURNOVER RATE
                                               -------------------------------------------------------------------------------------
FUND                                                             2003                                       2002
---------------------------------------------- ----------------------------------------- -------------------------------------------
Capital Appreciation Fund                                         91%                                        67%
---------------------------------------------- ----------------------------------------- -------------------------------------------
Growth and Income Fund                                            22%                                        51%
---------------------------------------------- ----------------------------------------- -------------------------------------------
International Equity Fund                                         75%                                       115%
---------------------------------------------- ----------------------------------------- -------------------------------------------
Investment Grade Bond Fund                                       147%                                       144%
---------------------------------------------- ----------------------------------------- -------------------------------------------
Mid-Cap Equity Fund                                              182%                                        90%
---------------------------------------------- ----------------------------------------- -------------------------------------------

                                      2


----------------------------------------------- ------------------------------------------------------------------------------------
                                                                                 PORTFOLIO TURNOVER RATE
                                                ------------------------------------------------------------------------------------
FUND                                                             2003                                       2002
----------------------------------------------- ---------------------------------------- -------------------------------------------
Small Cap Value Equity Fund                                       27%                                        17%
----------------------------------------------- ---------------------------------------- -------------------------------------------
Value Income Stock Fund                                           54%                                        50%
----------------------------------------------- ---------------------------------------- -------------------------------------------


DESCRIPTION OF PERMITTED INVESTMENTS


AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS"). ADRs, EDRs, and GDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs, EDRs and GDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BORROWING. The Funds may borrow money. Each Fund may borrow money to facilitate management of a Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the Investment Company Act of 1940 (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.


COMMERCIAL  PAPER.  Commercial  paper is the term  used to  designate  unsecured
short-term   promissory   notes  issued  by  corporations  and  other  entities.
Maturities on these issues vary from a few to 270 days.


EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.


EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also "Investment Company Shares" below).

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the

Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a commodity pool operator thereunder. A Fund may use futures contracts and related options for hedging purposes or for risk management purposes. Instances in which a Fund may use futures contracts and related options for risk management purposes (other than hedging) include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.


An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.


When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. A long position is established when the Adviser purchases a security outright and a short position is established when the Adviser sells a security that it has borrowed. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.


A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.


ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Despite such good faith efforts to determine fair value prices, each Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of the Trust's Board, the Adviser determines the liquidity of each Fund's investments. In determining the liquidity of each Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS[SM], NASDAQ 100 Shares, and iShares. Pursuant to an order issued by the SEC to iShares and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see Appendix A to this SAI.


OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

A Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. government sponsored enterprises and U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether or not backed by the full faith and credit of the U.S. Treasury, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.


o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.


o U.S. GOVERNMENT SPONSORED AGENCIES AND U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

o OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve
                                       8
     requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.


REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund
(including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities; or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Funds follow procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with each Fund's investment objective, a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.


SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.


Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

         1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

         2. Borrow money in an amount exceeding 33 1/3 % of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

         3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the sale of portfolio securities.

         4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

         5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

         6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

         7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

         8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board.

         1. No Fund may purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

                  With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

         2. The International Equity Fund may not change its investment strategy to invest at least 80% of its net assets in common stocks and other equity securities of foreign companies without 60 days prior notice to shareholders.

         3. The Investment Grade Bond Fund may not change its investment strategy to invest at least 80% of its net assets in investment grade fixed income securities without 60 days prior notice to shareholders.

         4. The Mid-Cap Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies with market capitalizations of $500 million to $10 billion without 60 days prior notice to shareholders.

         5. The Small Cap Value Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies with market capitalizations under $2 billion without 60 days prior notice to shareholders.


THE ADVISER

GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of December 31, 2003, Trusco had discretionary management authority with respect to approximately $50.2 billion of assets under management.

ADVISORY AGREEMENTS WITH THE TRUST. Prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc., served as investment adviser to the Capital Appreciation Fund, International Equity Fund, Investment Grade Bond Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc., succeeded STI as the investment adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco. As a result, Trusco now serves as the investment adviser to each Fund pursuant to two separate agreements (each an "Advisory Agreement," and, together, the "Advisory Agreements") with the Trust.


Under each Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust. The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreements, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of each Fund's average daily net assets:

----------------------------------------------- -----------------------------
FUND                                                     FEES
----------------------------------------------- -----------------------------
Capital Appreciation Fund                                1.15%
----------------------------------------------- -----------------------------
Growth and Income Fund                                   0.90%
----------------------------------------------- -----------------------------
International Equity Fund                                1.25%
----------------------------------------------- -----------------------------
Investment Grade Bond Fund                               0.74%
----------------------------------------------- -----------------------------
Mid-Cap Equity Fund                                      1.15%
----------------------------------------------- -----------------------------
Small Cap Value Equity Fund                              1.15%
----------------------------------------------- -----------------------------
Value Income Stock Fund                                  0.80%
----------------------------------------------- -----------------------------

The Adviser has voluntarily agreed to maintain the Total Operating Expenses of the Funds in the table below at certain "expense caps" as listed. This means that the Adviser will waive its fee or reimburse certain expenses of the Funds so that expenses do not exceed that cap. Because the Adviser's agreement to maintain an expense cap is voluntary, the Adviser may discontinue all or part if its waivers/reimbursements at any time.

----------------------------------------------- -----------------------------
FUND                                                        FEES
----------------------------------------------- -----------------------------
Capital Appreciation Fund                                   1.15%
----------------------------------------------- -----------------------------
International Equity Fund                                   1.60%
----------------------------------------------- -----------------------------
Investment Grade Bond Fund                                  0.75%
----------------------------------------------- -----------------------------
Mid-Cap Equity Fund                                         1.15%
----------------------------------------------- -----------------------------
Small Cap Value Equity Fund                                 1.20%
----------------------------------------------- -----------------------------
Value Income Stock Fund                                     0.95%
----------------------------------------------- -----------------------------


The Adviser has contractually agreed to maintain the Total Operating Expenses of the Fund in the table below at the following expense cap until May 1, 2005:


----------------------------------------------- -----------------------------
FUND                                                         FEES
----------------------------------------------- -----------------------------
Growth and Income Fund                                      1.20%
----------------------------------------------- -----------------------------


In addition, if at any point before May 1, 2005 it becomes unnecessary for the Adviser to make reimbursements, the Adviser may retain the difference between the Total Annual Operating Expenses of the Growth and Income Fund and its expense cap to recapture any of its prior reimbursements.

For the period from commencement of operations to the fiscal years ended December 31, 2003, 2002 and 2001, the Trust paid the following advisory fees:

---------------------------------------------------------------------------------- --------------------------------------------
                                                         FEES PAID                           FEES WAIVED OR REIMBURSED
                                    ---------------------------------------------- --------------------------------------------
FUND                                       2003           2002           2001           2003            2002           2001
----------------------------------- ---------------- ------------- --------------- -------------- --------------- -------------
Capital Appreciation Fund                $440,370      $589,356       $779,944        $195,915        $222,217      $262,235
----------------------------------- ---------------- ------------- --------------- -------------- --------------- -------------
Growth and Income Fund                      $0            $0             $0            $60,928         $59,275       $61,107
----------------------------------- ---------------- ------------- --------------- -------------- --------------- -------------
International Equity Fund                   $0          $22,471        $54,627        $138,155         $80,901       $75,198
----------------------------------- ---------------- ------------- --------------- -------------- --------------- -------------
Investment Grade Bond Fund                $53,126       $43,559        $30,339        $113,138        $108,804      $104,002
----------------------------------- ---------------- ------------- --------------- -------------- --------------- -------------
Mid-Cap Equity Fund                       $64,021      $101,427       $136,555         $97,386         $98,883      $110,349
----------------------------------- ---------------- ------------- --------------- -------------- --------------- -------------
Small Cap Value Equity Fund               $92,752       $86,004        $51,935         $96,565         $89,730       $85,173
----------------------------------- ---------------- ------------- --------------- -------------- --------------- -------------
Value Income Stock Fund                  $236,780      $331,534       $409,342         $98,629         $94,484      $107,469
----------------------------------- ---------------- ------------- --------------- -------------- --------------- -------------

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement") dated August 18, 1995, as amended. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of two years after the effective date of the agreement and shall continue in effect for successive periods of two years subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and the STI Classic Funds) of 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

For the period from commencement of operations to the fiscal years ended December 31, 2003, 2002 and 2001, the Funds paid the following administrative fees:

-------------------------------------------------------------------------------- ----------------------------------------------
                                                        FEES PAID                                   FEES WAIVED
                                    -------------------------------------------- -------------- -------------------------------
FUND                                      2003           2002           2001           2003           2002           2001
----------------------------------- ---------------- ------------- ------------- -------------- --------------- ---------------
Capital Appreciation Fund                $62,500       $63,870        $62,500          $0             $0             $0
----------------------------------- ---------------- ------------- ------------- -------------- --------------- ---------------
Growth and Income Fund                   $62,500       $62,500        $62,500          $0             $0             $0
----------------------------------- ---------------- ------------- ------------- -------------- --------------- ---------------
International Equity Fund                $75,000       $75,000        $75,000          $0             $0             $0
----------------------------------- ---------------- ------------- ------------- -------------- --------------- ---------------
Investment Grade Bond Fund               $62,500       $62,500        $62,500          $0             $0             $0
----------------------------------- ---------------- ------------- ------------- -------------- --------------- ---------------
Mid-Cap Equity Fund                      $62,500       $62,500        $62,500          $0             $0             $0
----------------------------------- ---------------- ------------- ------------- -------------- --------------- ---------------
Small Cap Value Equity Fund              $62,500       $62,500        $62,500          $0             $0             $0
----------------------------------- ---------------- ------------- ------------- -------------- --------------- ---------------
Value Income Stock Fund                  $62,500       $62,500        $62,500          $0             $0             $0
----------------------------------- ---------------- ------------- ------------- -------------- --------------- ---------------

THE DISTRIBUTOR


The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated August 18, 1995 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.

THE TRANSFER AGENT


Federated Services Company, Federated Investors Towers, Pittsburgh, PA 15222 serves as the Trust's transfer agent.


THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for all of the Funds except the International Equity Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian for the International Equity Fund.


INDEPENDENT AUDITORS

For the fiscal year ended December 31, 2003, PricewaterhouseCoopers LLP, served as independent auditors for the Trust.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds. Each Trustee also serves as Trustee for each of the forty-six series of the STI Classic Funds. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

THOMAS GALLAGHER (DOB 11/25/47) - Trustee - President of Genuine Parts Company since 1970. Director, Oxford Industries.

F. WENDELL GOOCH (DOB 12/03/32) - Trustee - Retired. President of Orange County Publishing Co., Inc. from 1981 to 1997. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican from 1981 to 1997. President at H & W Distribution, Inc. from 1984 to 1997. Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds. Executive Vice President of Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

JAMES O. ROBBINS (DOB 7/04/42) - Trustee - President and Chief Executive Officer at Cox Communications, Inc., since 1985. Director at NCR. Director at Cox Communications.

JONATHAN T. WALTON (DOB 3/28/30) - Trustee - Retired. Executive Vice President at NBD Bank, N.A. and NBD Bancorp from October 1956 to March 1995. Trustee of W.K. Kellogg Foundation.

RICHARD W. COURTS, II (DOB 1/18/36) - Trustee* - Chairman of the Board of Atlantic Investment Company since 1970.

CLARENCE H. RIDLEY (DOB 6/03/42) - Trustee* - Chairman of the Board of Haverty Furniture Companies since 2001. Partner at King and Spalding LLP (law firm) from 1977 to 2000.

* Messrs. Courts and Ridley each may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.


BOARD COMMITTEES.  The Board has established the following committees:


o AUDIT COMMITTEE. The Board's Audit Committee is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board's Nominating Committee is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act"), in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Nominating Committee. The Nominating
     Committee meets periodically, as necessary, and met one time during the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has established the Trust's Fair Value Pricing Committee, which is composed of a Trustee, as a non-voting member, and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met eight times in the most recently completed Trust fiscal year.


BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based  on the  Board's  deliberations  and  its  evaluation  of the  information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreements are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreements for another year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of April 1, 2004, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Trust.

----------------------------------- ------------------------------------------------- ------------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF SHARES
                                                                                            IN ALL INVESTMENT COMPANIES
                                                                                          OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                                  DOLLAR RANGE OF FUND SHARES*                   INVESTMENT COMPANIES*
----------------------------------- ------------------------------------------------- ------------------------------------------
Courts                                                      None                                       None
----------------------------------- ------------------------------------------------- ------------------------------------------
Gallagher                                                   None                                       None
----------------------------------- ------------------------------------------------- ------------------------------------------
Gooch                                                       None                                       None
----------------------------------- ------------------------------------------------- ------------------------------------------
Ridley                                                      None                                       None
----------------------------------- ------------------------------------------------- ------------------------------------------
Robbins                                                     None                                       None
----------------------------------- ------------------------------------------------- ------------------------------------------
Walton                                                      None                                       None
----------------------------------- ------------------------------------------------- ------------------------------------------
*        Valuation date is December 31, 2003.

BOARD COMPENSATION.  The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

---------------------------- ------------------- ----------------------- -------------------- ----------------------------------
                                                        PENSION OR            ESTIMATED
                                                   RETIREMENT BENEFITS      ANNUAL BENEFITS        TOTAL COMPENSATION FROM
                                   AGGREGATE        ACCRUED AS PART OF           UPON                 THE TRUST AND FUND
        NAME OF TRUSTEE          COMPENSATION        FUND EXPENSES            RETIREMENT                   COMPLEX*
---------------------------- ------------------- ----------------------- -------------------- ----------------------------------
                                                                                                $35,000 for services on 2
Richard W. Courts, II               $2,100                 N/A                   N/A            boards
---------------------------- ------------------- ----------------------- -------------------- ----------------------------------
                                                                                                $45,500 for services on 2
Thomas Gallagher                    $3,200                 N/A                   N/A            boards
---------------------------- ------------------- ----------------------- -------------------- ----------------------------------
                                                                                                $39,000 for services on 2
F. Wendell Gooch                    $2,600                 N/A                   N/A            boards
---------------------------- ------------------- ----------------------- -------------------- ----------------------------------
                                                                                                $40,500 for services on 2
Clarence H. Ridley                  $2,600                 N/A                   N/A            boards
---------------------------- ------------------- ----------------------- -------------------- ----------------------------------
                                                                                                $37,500 for services on 2
James O. Robbins                    $2,600                 N/A                   N/A            boards
---------------------------- ------------------- ----------------------- -------------------- ----------------------------------
                                                                                                $40,500 for services on 2
Jonathan T. Walton                  $2,600                 N/A                   N/A            boards
---------------------------- ------------------- ----------------------- -------------------- ----------------------------------

* The "Fund Complex" consists of the Trust and the STI Classic Funds.



TRUST OFFICERS. The Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each Executive Officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. None of the Officers receive compensation from the Trust for their services.

JAMES F. VOLK (08/28/62) - President - Senior Operations Officer of SEI Investments Fund Accounting and Administration since February 1996.

JENNIFER E. SPRATLEY, CPA (DOB 02/13/69) - Treasurer and Chief Financial Officer
- Director, SEI Funds Accounting since November 1999. Audit Manager at Ernst & Young LLP from 1991 to 1999.

TIMOTHY D. BARTO (DOB 03/28/68) - Vice President and Assistant Secretary - Employed by SEI Investments since October 1999. General Counsel, Vice President and Secretary of the Administrator since 2001 and Assistant Secretary of the Distributor since December 1999. Associate, Dechert Price & Rhoads (law firm), 1997 to 1999.

CORI DAGGETT (DOB 10/03/61) - Vice President and Assistant Secretary - Employed by SEI Investments since July 2003. Associate at Drinker Biddle & Reath, LLP from 1998 to 2003.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Assistant Secretary of the Administrator since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

DEBORAH A. LAMB (DOB 10/02/52) - Vice President and Assistant Secretary - 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 - Chief Compliance Officer and Vice President of Trusco Capital Management, Inc. since March 2003 and President of Investment Industry Consultants, LLC since June 2000. Director of Compliance at INVESCO, Inc. from March 1995 to June 2000.

KATHLEEN LENTZ (DOB 04/09/60) - Vice President and Assistant Secretary - 303 Peachtree Center Avenue, Suite 340, Atlanta, Georgia 30308 - Vice President and Manager of Special Entities in Financial Intelligence Unit of SunTrust Bank since 2002. Vice President of the Third Party Mutual Funds Unit of SunTrust Bank from 1996 to 2002.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) - Vice President and Assistant  Secretary
- Employed by SEI Investments since November 1, 1999. Associate, White and Williams LLP (law firm), 1991-1999. Associate, Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

JOHN C.  MUNCH  (DOB  05/07/71)  - Vice  President  and  Assistant  Secretary  -
Assistant Secretary of the Administrator since November 2001 and General Counsel, Vice President and Secretary of the Distributor since December 2003. Associate, Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), from 1998 to 2001. Associate, Seward & Kissel (law firm), from 1996 to 1998.

JOHN MUNERA (DOB  01/14/63) - Vice  President and  Assistant  Secretary - Middle
Office Compliance Officer of the Administrator and Distributor since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia from 1998 to 2000.

DOUGLAS PHILLIPS, CFA (DOB 06/25/47) - Vice President and Assistant Secretary - 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 - President, Chief Executive Officer and Chief Investment Officer of Trusco Capital Management, Inc. since its inception in November 1984.

WILLIAM E. ZITELLI,  JR. (DOB 06/14/68) - Vice President and Assistant Secretary
- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President at Merrill Lynch & Co. Asset Management Group from 1998 to 2000. Associate at Pepper Hamilton LLP (law firm) from 1997 to 1998.



PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


While the Trust does not accept cash as payment for Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE


GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.


EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust's prospectus is not intended as a substitute for careful tax planning. Further, this discussion does not address the tax considerations affecting any Contract Owner. Federal income tax considerations affecting such Owners is discussed in the prospectus and the SAI for such Contract.

FEDERAL INCOME TAX

This discussion of federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on December 31 of that calendar year, plus certain other amounts. The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Any gain or loss recognized on a sale or redemption of shares of a Fund by an investor who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distributions.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate rates, and its distributions (including, capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction will generally be available for eligible corporate shareholders (subject to certain limitations). The board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisor regarding state and local tax rules affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If a Fund meets the Distribution Requirement, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholders' federal income tax. In no event shall a shareholder be allowed a foreign tax credit with respect to shares in the Fund if such shares are held by the shareholder for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividend. If a Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may effect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in the books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended December 31, 2003, 2002 and 2001, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

------------------------------------ ----------------------------------------------------------------------------------------------
                                                          AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                     -----------------------------------------------------------------------------------------------
FUND                                              2003                             2002                             2001
------------------------------------ ------------------------------- --------------------------------- ---------------------------
Capital Appreciation Fund                        $187,816                        $167,972                        $188,479
------------------------------------ ------------------------------- --------------------------------- -----------------------------
Growth and Income Fund                            $11,201                         $10,608                         $6,821
------------------------------------ ------------------------------- --------------------------------- -----------------------------
International Equity Fund                         $29,322                         $56,160                        $58,178
------------------------------------ ------------------------------- --------------------------------- -----------------------------
Investment Grade Bond Fund                         $404                            $551                            $576
------------------------------------ ------------------------------- --------------------------------- -----------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                          AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                     -----------------------------------------------------------------------------------------------
FUND                                               2003                             2002                             2001
------------------------------------ ------------------------------- --------------------------------- -----------------------------
Mid-Cap Equity Fund                               $82,468                         $59,040                        $36,195
------------------------------------ ------------------------------- --------------------------------- -----------------------------
Small Cap Value Equity Fund                       $26,067                         $20,049                         $33,660
------------------------------------ ------------------------------- --------------------------------- -----------------------------
Value Income Stock Fund                           $93,827                        $101,518                         $143,341
------------------------------------ ------------------------------- --------------------------------- -----------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The National Association of Securities Dealers (the "NASD") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


------------------------------------ --------------------------------------------- -----------------------------------------
                                                    TOTAL DOLLAR AMOUNT OF            TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                                  BROKERAGE COMMISSIONS FOR           INVOLVING BROKERAGE COMMISSIONS FOR
FUND                                                 RESEARCH SERVICES                          RESEARCH SERVICES
------------------------------------ --------------------------------------------- ------------------------------------------
Capital Appreciation Fund                                $127,421                                   $77,638,680
------------------------------------ --------------------------------------------- ------------------------------------------
Growth and Income Fund                                    $8,996                                     $4,840,437
------------------------------------ --------------------------------------------- ------------------------------------------
International Equity Fund                                 $30,760                                    $8,878,010
------------------------------------ --------------------------------------------- ------------------------------------------
Investment Grade Bond Fund                                  $0                                           $0
------------------------------------ --------------------------------------------- ------------------------------------------
Mid-Cap Equity Fund                                       $52,392                                   $26,985,003
------------------------------------ --------------------------------------------- ------------------------------------------
Small Cap Value Equity Fund                               $20,120                                    $7,355,778
------------------------------------ --------------------------------------------- ------------------------------------------
Value Income Stock Fund                                   $87,430                                   $47,092,002
------------------------------------ --------------------------------------------- ------------------------------------------


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal period ended December 31, 2003, 2002 and 2001, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

---------------------------------- ------------------------------- ------------------------------ ----------------------------------
                                      AGGREGATE DOLLAR AMOUNT OF         PERCENTAGE OF TOTAL        PERCENTAGE OF TOTAL BROKERAGE
                                        BROKERAGE COMMISSIONS          BROKERAGE COMMISSIONS            TRANSACTIONS EFFECTED
                                      PAID TO AFFILIATED BROKERS     PAID TO AFFILIATED BROKERS       THROUGH AFFILIATED BROKERS
                                   ------------------------------- ------------------------------ ----------------------------------
FUND                                 2003       2002       2001       2003      2002      2001        2003        2002       2001
---------------------------------- --------- ---------- ---------- ---------- --------- --------- ----------- ----------- ----------
Capital Appreciation Fund            $991       $423      $1,699      0.53%     0.25%     0.90%      22.04%      27.40%     24.85%
---------------------------------- --------- ---------- ---------- ---------- --------- --------- ----------- ----------- ----------
Growth and Income Fund               $125        $57       $75        1.11%     0.53%     1.10%      41.87%      46.40%     48.23%
---------------------------------- --------- ---------- ---------- ---------- --------- --------- ----------- ----------- ----------
International Equity Fund             $0         $0        $0          0%         0%        0%         0%          0%         0%
---------------------------------- --------- ---------- ---------- ---------- --------- --------- ----------- ----------- ----------
Investment Grade Bond Fund*          $404       $551      $576        100%       100%      100%      30.20%      47.21%     52.69%
---------------------------------- --------- ---------- ---------- ---------- --------- --------- ----------- ----------- ----------
Mid-Cap Equity Fund                  $165       $453      $524        0.20%     0.77%     1.45%      16.16%      17.29%     19.93%
---------------------------------- --------- ---------- ---------- ---------- --------- --------- ----------- ----------- ----------
Small Cap Value Equity Fund          $139       $312       $211       0.53%     1.56%     0.63%      26.60%     31.74%      19.02%
---------------------------------- --------- ---------- ---------- ---------- --------- --------- ----------- ----------- ----------
Value Income Stock Fund             $1,054     $1,252     $2,204      1.12%     1.23%     1.54%      15.50%     21.16%     19.48%
---------------------------------- --------- ---------- ---------- ---------- --------- --------- ----------- ----------- ----------

* For most Fixed Income Funds, transactions in repurchase agreements, which are generally traded through an affiliated broker-dealer, are the only transactions that result in the payment of commission. Therefore, it might appear, based on the percentage of commissions paid, that all of the Fixed Income Fund's portfolio transactions are made through affiliated broker-dealers. Nonetheless, transactions in repurchase agreements make up only a small part of a Fixed Income Fund's portfolio transactions.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act), which the Funds may hold at the close of their most recent fiscal year. As of December 31, 2003, the Capital Appreciation Fund held $1,141,000 of Citigroup common stock, $1,128,000 of JP Morgan Chase common stock and $636,000 of Morgan Stanley common stock. As of December 31, 2003 the Growth and Income Fund held $146,000 of Citigroup common stock, $127,000 of Jefferson Pilot common stock, $99,000 of

Goldman Sachs common stock, and $87,000 of Morgan Stanley common stock. As of December 31, 2003, the International Equity Fund held $87,000 of UBS common stock, $78,000 of Credit Suisse Group common stock, and $63,000 of Deutsche Bank common stock. As of December 31, 2003, the Investment Grade Bond Fund held $340,000 of JP Morgan Chase bonds, $214,000 of Merrill Lynch bonds, $222,000 of Citigroup Global Markets bonds, $202,000 of Citicorp Capital bonds, and $195,000 of Morgan Stanley bonds. As of December 31, 2003, the Mid-Cap Equity Fund held $96,000 of Jefferies Group common stock and $62,000 of Legg Mason common stock. As of December 31, 2003, the Value Income Stock Fund held $908,000 of Citigroup common stock, $772,000 of Lehman Brothers Holdings common stock, and $651,000 of Merrill Lynch common stock.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


CODES OF ETHICS

The Board of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust and the Adviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code of Ethics requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

Beginning in 2004, the Trust will be required to disclose annually the Funds' complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and will be filed no later than August 31, 2004. Once filed, Form N-PX for the Funds will be available without charge upon request by calling 1-800-428-6970 or by writing to the Funds at STI Classic Variable Trust, c/o SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

5% AND 25% SHAREHOLDERS

As of April 1, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                     ACCOUNT SHARE BALANCE    PERCENT OF TOTAL
NAME OF FUND                          NAME AND ADDRESS OF SHAREHOLDER                                              SHARES
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund             Hartford Life Insurance Company                     338602.8890              9.10%
                                      Account 401
                                      Attn:  Dave Broeck
                                      P.O. Box 2999
                                      Hartford, CT  06104-2999
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund             Glenbrook Life and Annuity Company                  3118791.2890             83.85%
                                      Attn:  Danette Richardson
                                      Financial Control Unit
                                      544 Lakeview Parkway
                                      Vernon Hills, IL  60061-1826
--------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                Transamerica Life Insurance Company                  99761.0060              9.98%
                                      433 Edgewood Road N.E.
                                      Cedar Rapids, IA  52499-0001
--------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                Glenbrook Life and Annuity Company                  392588.1990              39.28%
                                      Attn:  Danette Richardson
                                      Financial Control Unit
                                      544 Lakeview Parkway
                                      Vernon Hills, IL  60061-1826
--------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                Hartford Life Insurance Company                     418508.4400              41.87%
                                      Account 401
                                      Attn:  Dave Broeck
                                      P.O. Box 2999
                                      Hartford, CT  06104-2999
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund             Glenbrook Life and Annuity Company                  639348.3770              94.42%
                                      Attn:  Danette Richardson
                                      Financial Control Unit
                                      544 Lakeview Parkway
                                      Vernon Hills, IL  60061-1826
--------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund            Glenbrook Life and Annuity Company                  1673246.8650             90.46%
                                      Attn:  Danette Richardson
                                      Financial Control Unit
                                      544 Lakeview Parkway
                                      Vernon Hills, IL  60061-1826
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                   Hartford Life Insurance Company                     201497.3170              12.88%
                                      Account 401
                                      Attn:  Dave Broeck
                                      P.O. Box 2999
                                      Hartford, CT  06104-2999
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                   Glenbrook Life and Annuity Company                  1276704.2240             81.60%
                                      Attn:  Danette Richardson
                                      Financial Control Unit
                                      544 Lakeview Parkway
                                      Vernon Hills, IL  60061-1826
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund           Transamerica Life Insurance Company                  69588.0070              5.15%
                                      433 Edgewood Road N.E.
                                      Cedar Rapids, IA  52499-0001
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund           Allstate Life Insurance Company                     535156.5320              39.57%
                                      Attn:  John T. Meyer
                                      Investment Operations Equity Unit
                                      3075 Sanders Road, Suite G4A
                                      Northbrook, IL  60062-7127
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund           Glenbrook Life and Annuity Company                  691884.8580              51.16%
                                      Attn:  Danette Richardson
                                      Financial Control Unit
                                      544 Lakeview Parkway
                                      Vernon Hills, IL  60061-1826
--------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund               Hartford Life Insurance Company                     192821.3990              5.51%
                                      Account 401
                                      Attn:  Dave Broeck
                                      P.O. Box 2999
                                      Hartford, CT  06104-2999
--------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund               Lincoln Benefit Life Company                        200257.0420              5.72%
                                      2940 S. 84th Street
                                      Lincoln, NE  68506-4142
--------------------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund               Glenbrook Life and Annuity Company                  2981471.5640             85.17%
                                      Attn:  Danette Richardson
                                      Financial Control Unit
                                      544 Lakeview Parkway
                                      Vernon Hills, IL  60061-1826
--------------------------------------------------------------------------------------------------------------------------------


FINANCIAL STATEMENTS

The financial statements for the Trust's fiscal year ended December 31, 2003, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the 2003 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                                   APPENDIX A


DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              -  Leading market positions in well-established industries.

              -  High rates of return on funds employed.

              - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

              - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

              - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

              - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2      Satisfactory   capacity  to  pay  principal  and  interest  with  some
          vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P
---

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S
-------

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH
-----

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON
-------

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

[TRUSCO CAPITAL MANAGEMENT LOGO OMITTED]
--------------------------------------------------------------------------------

          TRUSCO CAPITAL MANAGEMENT PROXY DISCLOSURE TO THE STI CLASSIC
                          VARIABLE TRUST SHAREHOLDERS

Dear Shareholders:

Securities and Exchange Commission rules under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. UNDER OUR CURRENT CONTRACTUAL AGREEMENT, TRUSCO CAPITAL MANAGEMENT, INC. ("TRUSCO"), IS AUTHORIZED TO VOTE PROXIES ON BEHALF OF THE STI CLASSIC VARIABLE TRUST.

The rules require an investment company to adopt policies and procedures reasonably designed to ensure that each fund: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures and how to obtain copies; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.

The STI Classic Variable Trust's board has delegated voting authority to Trusco and accordingly has adopted Trusco's proxy voting policies.

Trusco's existing Proxy Voting Committee ("Committee") is structured to seek to ensure compliance with all of the requirements. After an extensive review, the Committee determined that the use of a professional proxy voting agency would be the most efficient and effective course of action to accommodate certain portions of the regulations. The Committee conducted comprehensive due diligence of the most respected proxy voting agencies in the industry and chose to hire Institutional Shareholder Services ("ISS") as Trusco's agent to assist us with meeting the administrative, clerical and recordkeeping aspects of our fiduciary obligations.

Several of the determining factors in choosing ISS as an agent to provide such services included its excellent research tools and advanced, state of the art technical and system support.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company's organizational structure, executive and operational management, structure of the board of directors, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

To address material conflicts of interest, as defined by SEC regulations, involving Trusco relationships, the Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with the most beneficial and objective proxy voting possible.

Material conflicts might occur, for example, (1) in the case of securities of a company where a director or officer may serve as an independent director on Trusco's, SunTrust Banks, Inc. ("SunTrust") or a related SunTrust affiliate's board of directors or (2) where an issuer has substantial banking or other financial relationships with Trusco and/or SunTrust, or a SunTrust affiliate.

If the Committee engages an independent fiduciary voting service to perform the voting analysis, ISS, as our agent for administrative, clerical and recordkeeping proxy services, will then vote the shares according to the directions of the independent fiduciary. Trusco will have no power to participate in, alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary.

Please be assured that although Trusco has engaged ISS to assist with physical proxy voting matters, we retain the primary obligation of proxy voting and will review all issues and actively monitor all information prior to determining each vote placed on behalf of shareholders. Trusco will continue to utilize available resources in order to make well-informed, qualified proxy vote decisions.

Further information, such as copies of Trusco's Proxy Policies and Procedures and voting records of the STI Classic Variable Trust, may be obtained without charge by contacting the STI Classic Variable Trust by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.. Actual voting records will also be filed and available on the SEC's website.

Again, please know that, as with all matters relating to the STI Classic Variable Trust, we at Trusco take our fiduciary proxy voting obligations very seriously, and will continue to do our utmost to protect the interests of each and every shareholder.

Regards,

Trusco Capital Management, Inc.

                                                                         02/2004

                     TRUSCO CAPITAL MANAGEMENT, PROXY POLICY

                                POLICY STATEMENT

Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

Trusco has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, and functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

     1. Collection and coordination of proxy material from each custodian for each Trusco client's account, including Trusco's mutual fund clients.

     2. Facilitating the mechanical act of proxy voting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

     3. Required record keeping and voting record retention of all Trusco proxy voting on behalf of Trusco's clients, including Trusco's mutual fund clients.

As reflected in our specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions. Trusco has engaged Institutional Shareholder Services ("ISS") as its agent to provide certain services and support related to the firm's proxy voting policies, procedures and processes.

The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds, such as the STI Classic Variable Trust.

As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations.

Accordingly, Trusco maintains proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "TAFT HARTLEY" plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as it is an ERISA based policy.

TRUSCO PROVIDES AND MAINTAINS THE FOLLOWING STANDARD PROXY VOTING POLICIES:

     o  Trusco U.S. Domestic Proxy Policy (an ERISA based policy)
     o  Trusco Taft Hartley Proxy Policy
     o  Trusco Global/International Proxy Policy

Brief summaries, extended summaries and full complete versions of these policies are available as described below.

The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that most proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's standard voting proxy policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are always considered include an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.

                              EXCEPTIONS TO POLICY

The guidelines as outlined herein generally do not apply where Trusco has contracted discretionary investment management and the authority to vote shares to a properly appointed subadvisor such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting policies and procedures. The Committee will annually review the sub advisor's proxy voting policies and procedures.

Trusco will retain voting responsibilities for its mutual fund clients unless it specifically delegates proxy voting responsibility to a properly appointed subadvisor.

                              CONFLICTS OF INTEREST

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.

Examples of material conflicts of interest that may arise include those where the shares to be voted involve:

     1. Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., Coca-Cola Enterprises, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.

     2. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

     3. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.

     4. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates

Where a conflict of interest is deemed to be material, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

     1. Retain an independent fiduciary to vote the shares.

     2. Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM

Trusco also manages assets for several clients (including mutual funds, such as the STI Classic Variable Trust) who engage in "security lending" programs. Security lending is where the clients or funds loan stock in their accounts or portfolio to various broker-dealers and collect interest based on the underlying value of the position. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

                             ADDITIONAL INFORMATION

TRUSCO CLIENTS:

Extended summaries of TRUSCO CAPITAL MANAGEMENT, INC.'S U.S. DOMESTIC PROXY POLICY (an ERISA based policy), TAFT HARTLEY PROXY Policy, and GLOBAL/INTERNATIONAL PROXY POLICY and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Trusco Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@truscocapital.com.

STI CLASSIC VARIABLE TRUST SHAREHOLDERS:

The above information as it relates to the STI Classic Variable Trust is available to fund shareholders by contacting the STI Classic Variable Trust by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.

                                                                         02/2004


                         TRUSCO CAPITAL MANAGEMENT, INC.

The following is a concise summary of Trusco's US/Domestic proxy voting policy guidelines. ERISA accounts will be voted in accordance with Trusco's US/Domestic guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent;
o Fees for non-audit services are excessive, or
o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

o independence of the board and key board committees.
o Attendance at board meetings or egregious board actions.
o Corporate governance provisions, takeover activity and long-term company performance.
o Responsiveness to shareholder proposals.
o Excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote FOR proposals to classify the board.

Vote AGAINST proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of Chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority, or more, of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier, shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

o In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
o If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill provision for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill provision and management proposals to ratify a poison pill provision.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals of companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders.
o It is not designed to preserve the voting power of an insider or significant shareholder.

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analysis an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o Historic trading patterns
o Rationale for the repricing
o Value-for-value exchange
o Option vesting
o Term of the option
o Exercise price
o Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value;
o Offering  period is 27 months or less; and
o Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                                                         02/2004

TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

FOLLOWING IS A CONCISE SUMMARY OF GENERAL POLICIES FOR VOTING GLOBAL PROXIES. IN ADDITION, TRUSCO HAS COUNTRY- AND MARKET-SPECIFIC POLICIES, WHICH ARE NOT CAPTURED BELOW.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:
o there are concerns about the accounts presented or audit procedures used; or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
o there are serious concerns about the accounts presented or the audit procedures used;
o the auditors are being changed without explanation; or
o non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used;
o questions exist concerning any of the statutory auditors being appointed; or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
o there are clear concerns about the past performance of the company or the board; or
o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
o there are serious questions about actions of the board or management for the year in question; or
o legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS
GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Trusco's guidelines for the purpose being proposed; or
o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:
Vote FOR share repurchase plans, unless:
o clear evidence of past abuse of the authority is available; or
o the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:
Vote FOR mergers and acquisitions, unless:
o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:
Vote compensation plans on a CASE-BY-CASE basis.

ANTI-TAKEOVER MECHANISMS:
Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote  AGAINST  proposals  that  limit  the  company's  business   activities  or
capabilities or result in significant costs being incurred with little or no benefit.

                                                                         02/2004


                            TRUSCO CAPITAL MANAGEMENT
                      TAFT-HARTLEY PROXY VOTING GUIDELINES

The Trusco Capital Management Taft-Hartley Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Trusco Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Trusco will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:
o Corporate policies that affect job security and wage levels;
o Corporate policies that affect local economic development and stability;
o Corporate responsibility to employees and communities; and
o Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS
Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Trusco holds directors to a high standard when voting on their election, qualifications, and compensation.
Votes on entire board of directors  take into account  factors that  include:
o Company performance relative to its peers;
o Lack of majority independent board;
o Board diversity;
o Executive compensation-related (excessive salaries/bonuses/pensions, stock option repricing, misallocation of corporate funds, etc.); and
o Failure of the board to respond to majority shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:
o Poor attendance;
o Independence of the key board committees (audit, compensation, and nominating);
o Performance of the key board  committees;
o Failure to establish key board committees; and
o Interlocking directorships.

CEO SERVING AS CHAIRMAN: A principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO. This duty is obviously compromised when the chairman is the CEO. Approximately 60 percent of companies in both the S&P 500(R) and Russell 3000(R) have joint chairman and CEO positions. A recent McKinsey survey of board members at 500 U.S. companies found that nearly 70 percent of directors polled said a CEO should not run the board. All votes are reviewed on a CASE-BY-CASE basis.

INDEPENDENT DIRECTORS: Trusco believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company.

We  vote  FOR   proposals   that  request  that  the  board  and/or  its  audit,
compensation,   and  nominating   committees  be  comprised  of  a  majority  of
independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

BOARD STRUCTURE: Trusco supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Trusco votes FOR proposals to allow cumulative voting and votes FOR proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Trusco generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company's poison pill to shareholder vote.

PROPOSALS ON BOARD INCLUSIVENESS: Trusco votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

II) CAPITAL STRUCTURE
INCREASE AUTHORIZED COMMON STOCK: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Trusco does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS
Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS
Trusco   votes  for   corporate   transactions   that  take  the  high  road  to
competitiveness and company growth. Trusco believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.
Factors taken into account for mergers and acquisitions include:
o Impact on shareholder value;
o Potential synergies;
o Corporate governance and shareholder rights;
o Fairness opinion;
o Offer price (cost vs. premium); and
o Impact on community stakeholders and workforce employees.

REINCORPORATION: Trusco reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION
STOCK OPTION PLANS: Trusco supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company--and shareholders--prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Trusco supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Trusco votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

STOCK OPTION EXPENSING: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Trusco supports shareholder resolutions calling for stock option grants to be treated as an expense.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Trusco votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Trusco votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS): Trusco generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES
Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Trusco provides specific narrative explanations for votes on these types of shareholder proposals. Trusco evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Trusco clients select investment strategies and criteria for their portfolios. Trusco views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Trusco votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Trusco supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Trusco supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being. Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Trusco supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Trusco votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Trusco generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Non-discrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Trusco supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Trusco votes FOR proposals to implement and report on ILO codes of conduct.

                            PART C: OTHER INFORMATION


                         POST-EFFECTIVE AMENDMENT NO. 15

ITEM 23.  Exhibits:


(a) Agreement and Declaration of Trust of the STI Classic Variable Trust (the "Registrant") dated April 18, 1995 is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950130-00-002300 on April 25, 2000.
(b) Amended and Restated By-Laws, as approved by the Board of Trustees on August 15, 2000, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-01-000085 on February 21, 2001.
(c)      Not applicable.
(d)(1) Investment Advisory Agreement between the Registrant and STI Capital Management, N.A. dated August 18, 1995 is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 2, 1996.
(d)(2) Investment Advisory Agreement between the Registrant and Trusco Capital Management, Inc. dated December 30, 1999 is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 25, 2000.
(d)(3) Amended Schedule A to the Investment Advisory Agreement between the Registrant and STI Capital Management, N.A. dated October 22, 1997 is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 25, 2000.

(d)(4) Expense Limitation Agreement dated May 1, 2004 between the Registrant and Trusco Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-04-00030 on March 1, 2004.

(e)      Distribution   Agreement  between  the  Registrant  and  SEI  Financial
         Services Company dated August 18, 1995 is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000912057-96-005898 on April 2, 1996.
(f)      Not applicable.

(g)(1) Custodian Agreement between the Registrant and SunTrust Bank, Atlanta dated August 18, 1995 is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No.0000912057-96-005898 on April 2, 1996.
(g)(2) Third Amendment dated October 10, 1996 to the Custodian Agreement dated August 18,1995 between the Registrant and SunTrust Bank Atlanta is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0001047469-98-008284 on March 2, 1998.
(g)(3) Fourth Amendment dated May 6, 1997 to the Custodian Agreement dated August 18, 1995 between the Registrant and SunTrust Bank, Atlanta, is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0001047469-98-008284 on March 2, 1998.

(g)(4) Securities Lending Amendment dated October 1, 2002 to the Custodian Agreement dated August 18, 1995 between the Registrant and SunTrust Bank, Atlanta is incorporated herein by reference to Exhibit (g)(4) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-04-00030 on March 1, 2004.
(g)(5) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated January 29, 2003, in regards to the International Equity Fund, is incorporated herein by reference to Exhibit (g)(7) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-03-000522 on April 25, 2003.
(h)(1) Administration Agreement between the Registrant and SEI Financial Management Corporation (now SEI Investments Global Funds Services) dated August 18, 1995 is incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0001047469-98-008284 on March 2, 1998.
(h)(2) Participation Agreement among the Registrant, SEI Financial Services Company and Glenbrook Life and Annuity Company dated October 2, 1995 is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No.0000912057-96-005898 on April 2, 1996.

(h)(3) Agreement for Shareholder Recordkeeping between the Registrant and Federated Services Company dated August 2, 1995 is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No.0000912057-96-005898 on April 2, 1996.

(h)(4) Amended Schedule A, dated February 11, 2003 to the Administration Agreement dated August 18, 1995 between the Registrant and SEI Investments Global Funds Services (formerly SEI Financial Management Corporation) is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-03-000522 on April 25, 2003.
(h)(5) Amended Schedule B dated September 9, 2002 to the Administration Agreement dated August 18, 1995 between the Registrant and SEI Investments Global Funds Services (formerly SEI Financial Management Corporation) is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-04-00030 on March 1, 2004.
(h)(6) Participation Agreement by and between the Registrant, SEI Investments Distribution Co. and Lincoln Benefit Life Company dated April 30, 1999 is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-03-000522 on April 25, 2003.
(h)(7) Fund Participation Agreement among the Registrant, SEI Investments Distribution Co., Trusco Capital Management, Inc. and GreatWest Life & Annuity Insurance Company dated June 21, 2002 is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-03-000522 on April 25, 2003.
(h)(8) Fund Participation Agreement among the Registrant, SEI Investments Distribution Co., Trusco Capital Management, Inc. and Hartford Life Insurance Company dated August 19, 2002 is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-03-000522 on April 25, 2003.
(h)(9) Participation Agreement by and among the Registrant, Trusco Capital Management, Inc. and American Enterprise Life Insurance Company dated January 1, 2003 is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-03-000522 on April 25, 2003.
(h)(10) Fund Agreement by and among the Registrant, Trusco Capital Management, Inc. and Nationwide Financial Services, Inc. dated March 13, 2003 is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-03-000522 on April 25, 2003.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.
(j) Consent of independent auditors, PricewaterhouseCoopers LLP, is filed herewith.
(k)      Not applicable.

(l)      Not applicable.
(m)      Not applicable.
(n)      Not applicable.
(o)      Not applicable.
(p)(1) Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p) (1) of Post-Effective Amendment No. 35 to the STI Classic Fund's Registration Statement on Form N-1A (File No. 033-45671) as filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.

(p)(2) Code of Ethics for SEI Investments Distribution Co. (principal underwriter) dated January 2004 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File No. 033-91476) as filed with the SEC via EDGAR Accession No. 0000935069-04-00030 on March 1, 2004.

(p)(3) Code of Ethics for Trusco Capital Management, Inc. (investment adviser) is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 35 to STI Classic Funds' Registration Statement on Form N-1A (File No. 033-45671) as filed with the SEC via EDGAR Accession No. 0000935069-00-000528 on September 22, 2000.

ITEM 24.  Persons Controlled by or under Common Control with Registrant:

See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships. The Administrator is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant, SEI Investments Distribution Co., other corporations engaged in providing various financial and recordkeeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

ITEM 25.  Indemnification:

Article VIII of the Agreement of Declaration of Trust filed as Exhibit (a) to the Registration Statement is incorporated herein by reference. Insofar as indemnification liabilities arising under the Securities Act of 1933 (the "Securities Act"), as amended, may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against
public  policy  as  expressed  in  the   Securities  Act  and,   therefore,   is
unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.


ITEM 26.   Business and Other Connections of the Investment Adviser:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

NAME                                                         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------

TRUSCO CAPITAL MANAGEMENT, INC.

James M. Wells                                               SunTrust Banks, Inc.                 Vice-Chairman
Director

William H. Rogers                                            SunTrust Banks, Inc.            Executive Vice President
Director

                                      C-3

NAME                                                         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Douglas S. Phillips                                              SunTrust Bank               Chief Investment Officer
President/CEO/Director

Paul L. Robertson, III                                           SunTrust Bank                    Vice President
Executive Vice President/Secretary/Treasurer

Andrew J. Muldoon, III                                           SunTrust Bank               Executive Vice President
Executive Vice President

G. Bradley Ball                                                  SunTrust Bank               Executive Vice President
Executive Vice President

Elizabeth G. Pola                                                     --                                --
Managing Director

Robert J. Rhodes                                                 SunTrust Bank                       Officer
Executive Vice President

Rebekah R. Alley                                                      --                                --
Vice President

David C. Anderson                                                SunTrust Bank                    Vice President
Vice President

Charles B. Arrington                                             SunTrust Bank                       Officer
Vice President

Frances J. Aylor                                                      --                                --
Vice President

Brett L. Barner                                                  SunTrust Bank                       Officer
Vice President

James N. Behre                                                   SunTrust Bank                       Officer
Vice President

Richard M. Bemis                                                 SunTrust Bank                    Vice President
Vice President

Theresa N. Benson                                                SunTrust Bank                    Vice President
Vice President

Edward E. Best                                                   SunTrust Bank                    Vice President
Managing Director

Gordon Boardway                                                  SunTrust Bank                    Vice President
Vice President

Noel Crissman Boggan                                             SunTrust Bank                       Officer
Vice President

                                      C-4

NAME                                                         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey C. Boucek                                                     --                                --
Managing Director

Robert S. Bowman                                                 SunTrust Bank                       Officer
Managing Director

Thomas J. Brachowski                                             SunTrust Bank                       Officer
Vice President

Casey C. Brogdon                                                 SunTrust Bank                       Officer
Managing Director

Daniel Bromstad                                                       --                                --
Vice President

Marlon Brown                                                     SunTrust Bank                       Officer
Vice President

William B. Buie                                                  SunTrust Bank                       Officer
Vice President

George E. Calvert, Jr.                                           SunTrust Bank                       Officer
Vice President

Ann Caner                                                        SunTrust Bank                    Vice President
Vice President

Chris D. Carter                                                  SunTrust Bank                    Vice President
Vice President

Denise E. Claridy                                                     --                                --
Vice President

Benjamin M. Clark                                                SunTrust Bank                       Officer
Vice President

Shane Coldren                                                    SunTrust Bank                       Officer
Vice President

Robert W. Corner                                                 SunTrust Bank                       Officer
Managing Director

J. Chadwick Deakins                                              SunTrust Bank                       Officer
Vice President

L. Earl Denney                                                   SunTrust Bank                       Officer
Managing Director

Louis Joseph Douglass, IV                                             --                                --
Vice President


                                      C-5

NAME                                                         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Duffy                                                  SunTrust Bank                       Officer
Vice President

Mary Durkin                                                      SunTrust Bank                       Officer
Vice President

Bob M. Farmer                                                    SunTrust Bank                    Vice President
Managing Director

Douglas J. Farmer                                                     --                                --
Vice President

James P. Foster                                                  SunTrust Bank                       Officer
Vice President

Holly Freeman                                                    SunTrust Bank                    Vice President
Vice President

Laura B. Friend                                                       --                                --
Vice President

Mark D. Garfinkel                                                SunTrust Bank                       Officer
Vice President

Alan M. Gayle                                                         --                                --
Managing Director

Eunice Gillespie                                                 SunTrust Bank                    Vice President
Vice President

Frank P. Giove                                                        --                                --
Vice President

Steven Elliott Gordon                                            SunTrust Bank                    Vice President
Vice President

Brian Gupton                                                     SunTrust Bank                    Vice President
Vice President

Neil L. Halpert                                                       --                                --
Vice President

Melvin E. Hamilton                                               SunTrust Bank                    Vice President
Managing Director


Peter P. Hardy                                                   SunTrust Bank                       Officer
Vice President

                                      C-6

NAME                                                         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Hargadon                                                   --                                --
Vice President

Edward Hugh Head                                                      --                                --
Vice President

Kristin R. Hildebrand                                                 --                                --
Vice President

Michael Todd Hill                                                SunTrust Bank                       Officer
Vice President

Michael J. Honsharuk                                             SunTrust Bank                       Officer
Vice President

Deborah Hopkins                                                       --                                --
Vice President

Michael A. Jenacova                                                   --                                --
Vice President

Christopher A. Jones                                                  --                                --
Managing Director

Christine Y. Keefe                                               SunTrust Bank                    Vice President
Vice President

Patrick W. Kirksey                                                    --                                --
Vice President

Alan S. Kelley                                              SunTrust Bank, Atlanta                Vice President
Vice President

James E. Kofron                                                  SunTrust Bank                       Officer
Vice President

Deborah A. Lamb                                                       --                                --
Managing Director

Wayne G. Larochelle                                              SunTrust Bank                    Vice President
Managing Director

Charles B. Leonard                                               SunTrust Bank                       Officer
Managing Director

Daniel J. Lewis                                                       --                                --
Vice President

Tina Y. Long                                                          --                                --
Vice President

                                      C-7

NAME                                                         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------
William Longan                                                   SunTrust Bank                       Officer
Vice President

Jennifer J. Love                                                 SunTrust Bank                    Vice President
Vice President

Kimberly C. Maichle                                              SunTrust Bank                       Officer
Vice President

James B. Mallory                                                 SunTrust Bank                    Vice President
Vice President

Jeffrey E. Markunas                                              SunTrust Bank                       Officer
Managing Director

Patrick K. Mason                                                 SunTrust Bank                    Vice President
Vice President

R. Douglas Mitchell                                                   --                                --
Vice President

Peter T. Montgomery                                              SunTrust Bank                       Officer
Vice President

Elizabeth T. Morrison                                            SunTrust Bank                       Officer
Vice President

Timothy James Nash                                               SunTrust Bank                    Vice President
Vice President

Robert Neinken                                                   SunTrust Bank                Senior Vice President
Managing Director

Harold F. Nelson                                                 SunTrust Bank                       Officer
Managing Director

Steven A. Noone                                                  SunTrust Bank                       Officer
Managing Director

Thomas J. O'Neil                                                      --                                --
Vice President

Agnes G. Pampush                                                 SunTrust Bank                       Officer
Managing Director

Christopher Paolella                                             SunTrust Bank                Senior Vice President
Managing Director

Patrick Paparelli                                                SunTrust Bank                    Vice President
Managing Director

                                      C-8

NAME                                                         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Sheri L. Paquette                                                SunTrust Bank                       Officer
Vice President

Ty Parrish                                                       SunTrust Bank                    Vice President
Vice President

Ronnie G. Pennell                                                SunTrust Bank                       Officer
Vice President

Elliott A. Perny                                                 SunTrust Bank                       Officer
Managing Director

James Phebus Jr.                                                 SunTrust Bank                       Officer
Vice President

Gary Plourde                                                     SunTrust Bank                Senior Vice President
Managing Director

Neil J. Powers                                                   SunTrust Bank                       Officer
Managing Director

Joe E. Ransom                                                    SunTrust Bank                       Officer
Managing Director

Boyce G. Reid                                                    SunTrust Bank                       Officer
Vice President

David W. Reidy                                                        --                                --
Vice President

Mills A. Riddick                                                 SunTrust Bank                       Officer
Managing Director

Josie C. Rosson                                                       --                                --
Vice President

James L. Savage                                                  SunTrust Bank                       Officer
Vice President

Marc H. Schneidau                                                SunTrust Bank                       Officer
Vice President

Ronald H. Schwartz                                               SunTrust Bank                       Officer
Managing Director

Michael G. Sebesta                                               SunTrust Bank                       Officer
Managing Director

Dusty L. Self                                                    SunTrust Bank                       Officer
Vice President

                                      C-9

NAME                                                         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------
J. Michael Shamburger                                            SunTrust Bank                  Vice President
Vice President

Kevin W. Shea                                             DA Capital Management, Inc.               Principal
Vice President

Garrett P. Smith                                                 SunTrust Bank                       Officer
Managing Director

George D. Smith, Jr.                                             SunTrust Bank                       Officer
Managing Director

Stephen Smith                                                         --                                --
Vice President

E. Dean Speer                                                         --                                --
Vice President

Ellen Spong                                                      SunTrust Bank                    Vice President
Managing Director

Celia S. Stanley                                                      --                                --
Vice President

John H. Stebbins                                                 SunTrust Bank                    Vice President
Managing Director

Chad K. Stephens                                                 SunTrust Bank                       Officer
Vice President

Adam C. Stewart                                                       --                                --
Vice President

E. Sonny Surkin                                                  SunTrust Bank                       Officer
Vice President

Hubert Swecker                                                   SunTrust Bank                    Vice President
Vice President

Paul V. Taffe                                                    SunTrust Bank                    Vice President
Vice President

William F. Tarry                                                 SunTrust Bank                       Officer
Vice President

Parker W. Thomas Jr.                                                  --                                --
Managing Director

James M. Thomas                                                  SunTrust Bank                    Vice President
Vice President

                                      C-10

NAME                                                         NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Howard Udis                                                      SunTrust Bank                    Vice President
Vice President

Stuart F. Van Arsdale                                            SunTrust Bank                       Officer
Managing Director

Jeff Vogelbacker                                                      --                                --
Managing Director

David M. Walrod                                                       --                                --
Vice President

Joseph Walsh                                                     SunTrust Bank                    Vice President
Vice President

Darren C. Weems                                                       --                                --
Vice President

Elizabeth Wilson                                                      --                                --
Managing Director

William L. Wilson, Jr.                                           SunTrust Bank                       Officer
Vice President

Donald Wordell                                                        --                                --
Vice President

Natalie Wright                                                        --                                --
Vice President

Stephen M. Yarbrough                                                  --                                --
Managing Director

Steven M. Yates                                                  SunTrust Bank                    Vice President
Managing Director

David S. Yealy                                                   SunTrust Bank                       Officer
Managing Director


ITEM 27. Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's   distributor,   SEI  Investments  Distribution  Co.  (the
         "Distributor"), acts as distributor for:


         SEI Daily Income Trust                               July 15, 1982
         SEI Liquid Asset Trust                               November 29, 1982
         SEI Tax Exempt Trust                                 December 3, 1982

         SEI Index Funds                                      July 10, 1985
         SEI Institutional Managed Trust                      January 22, 1987
         SEI Institutional International Trust                August 30, 1988
         The Advisors' Inner Circle Fund                      November 14, 1991
         STI Classic Funds                                    May 29, 1992
         The Arbor Fund                                       January 28, 1993
         Bishop Street Funds                                  January 27, 1995
         SEI Asset Allocation Trust                           April 1, 1996
         SEI Institutional Investments Trust                  June 14, 1996
         HighMark Funds                                       February 15, 1997
         Expedition Funds                                     June 9, 1997
         Oak Associates Funds                                 February 27, 1998
         The Nevis Fund, Inc.                                 June 29, 1998
         CNI Charter Funds                                    April 1, 1999
         Amerindo Funds Inc.                                  July 13, 1999
         iShares Inc.                                         January 28, 2000
         iShares Trust                                        April 25, 2000
         Pitcairn Funds                                       August 1, 2000
         JohnsonFamily Funds, Inc.                            November 1, 2000
         The MDL Funds                                        January 24, 2001
         Causeway Capital Management Trust                    September 20, 2001
         The Japan Fund, Inc.                                 October 7, 2002
         TT International U.S.A. Master Trust                 October 6, 2003
         TT International U.S.A. Feeder Trust                 October 6, 2003


         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").


(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, Pennsylvania 19456.

                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant
----                       ----------------                                             ---------------

Alfred P. West, Jr.        Director, Chairman of the Board of Directors                          --
Richard B. Lieb            Director, Executive Vice President                                    --
Carmen V. Romeo            Director                                                              --
Mark J. Held               President & Chief Operating Officer                                   --
Dennis J. McGonigle        Executive Vice President                                              --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                   --
Carl A. Guarino            Senior Vice President                                                 --
Jack May                   Senior Vice President                                                 --
Kevin P. Robins            Senior Vice President                                                 --
Patrick K. Walsh           Senior Vice President                                                 --
Wayne M. Withrow           Senior Vice President                                                 --
Robert Aller               Vice President                                                        --
John D. Anderson           Vice President & Managing Director                                    --
Timothy D. Barto           Vice President & Assistant Secretary                                  --
Robert Crudup              Vice President & Managing Director                                    --
Richard A. Deak            Vice President & Assistant Secretary                                  --

                                      C-12

                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant
----                       ----------------                                             ---------------

Scott W. Dellorfano        Vice President & Managing Director                                    --
Barbara Doyne              Vice President                                                        --
Jeff Drennen               Vice President                                                        --
Scott C. Fanatico          Vice President & Managing Director                                    --
Vic Galef                  Vice President & Managing Director                                    --
Steven A. Gardner          Vice President & Managing Director                                    --
Lydia A. Gavalis           Vice President & Assistant Secretary                                  --
Greg Gettinger             Vice President & Assistant Secretary                                  --
Kathy Heilig               Vice President                                                        --
Jeff Jacobs                Vice President                                                        --
Bridget Jensen             Vice President                                                        --
Samuel King                Vice President                                                        --
John Kirk                  Vice President & Managing Director                                    --
Kim Kirk                   Vice President & Managing Director                                    --
John Krzeminski            Vice President & Managing Director                                    --
Karen LaTourette           Secretary                                                             --
Alan H. Lauder             Vice President                                                        --
Paul Lonergan              Vice President & Managing Director                                    --
Ellen Marquis              Vice President                                                        --
Christine McCullough       Vice President & Assistant Secretary                                  --
Carolyn McLaurin           Vice President & Managing Director                                    --
Mark Nagle                 Vice President                                                        --
Joanne Nelson              Vice President                                                        --
Rob Redican                Vice President                                                        --
Maria Rinehart             Vice President                                                        --
Steve Smith                Vice President                                                        --
Daniel Spaventa            Vice President                                                        --
Kathryn L. Stanton         Vice President                                                        --
Lori L. White              Vice President & Assistant Secretary                                  --
William E. Zitelli, Jr.    Vice President & Assistant Secretary                                  --

ITEM 28.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a);  31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodians:

         Brown Brothers Harriman & Co.                 SunTrust Banks, Inc.
         40 Water Sreet                                303 Peachtree Street N.E.
         Boston, Massachusetts  02109                  Atlanta, Georgia  30308
         (International Equity Fund)

(b)/(c) With respect to Rules  31a-1(a);  31a-1(b)(1),(4);  (2)(C) and (D); (4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

         SEI Investments Global Funds Services
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser:

         Trusco Capital Management, Inc.
         50 Hurt Plaza, Suite 1400
         Atlanta, Georgia  30303

ITEM 29.  Management Services:  None.

ITEM 30.  Undertakings:   None.

                                     NOTICE


A copy of the Agreement and Declaration of Trust for the STI Classic Variable Trust (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 15 to Registration Statement No. 033-91476 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 29th day of April, 2004.


                                          By:  /s/ James F. Volk
                                               ---------------------------
                                               James F. Volk, President


Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacity on the dates indicated.


                  *                                                    Trustee                   April 29, 2004
--------------------------------------------
         F. Wendell Gooch

                  *                                                    Trustee                   April 29, 2004
--------------------------------------------
         Jonathan T. Walton

                  *                                                    Trustee                   April 29, 2004
--------------------------------------------
         James O. Robbins

                  *                                                    Trustee                   April 29, 2004
--------------------------------------------
         Thomas Gallagher

                  *                                                    Trustee                   April 29, 2004
--------------------------------------------
         Richard W. Courts, II

                  *                                                    Trustee                   April 29, 2004
--------------------------------------------
         Clarence H. Ridley

         /s/ James F. Volk                                             President                 April 29, 2004
------------------------------------
         James F. Volk

/s/ Jennifer Spratley                                                  Treasurer & Chief         April 29, 2004
--------------------------------------------                           Financial Officer
         Jennifer Spratley


*By:   /s/ Cori Daggett
       ----------------
        Cori Daggett
       Attorney-in-Fact, pursuant to the powers of attorney filed herewith.

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Clarence H. Ridley                      Date:  11/17/03
-------------------------                        ------------------------
Clarence H. Ridley
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Richard W. Courts, II             Date:   11/18/03
---------------------------                -------------------------
Richard W. Courts, II
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Thomas Gallagher               Date:   11/19/03
------------------------                -------------------------
Thomas Gallagher
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/S/ F. Wendell Gooch               Date:   11/19/03
------------------------                ------------------------
F. Wendell Gooch
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ James O. Robbins                         Date:   11/19/03
------------------------------                    -----------------------
James O. Robbins
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Jonathan T. Walton                       Date:   12/01/03
-------------------------                         ----------------------
Jonathan T. Walton
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ James Volk                               Date:   11/20/03
-------------------------------                   -----------------------
James Volk
President

EXHIBIT INDEX

NUMBER        EXHIBIT
------        -------

EX-99.I       Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP.
EX-99.J       Consent of independent auditors, PricewaterhouseCoopers LLP.